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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant     ☒                        Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12

HD SUPPLY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(3)	Filing Party:

	(4)	Date Filed:

3400 Cumberland Boulevard, Atlanta, Georgia 30339

March 29, 2019

Dear Stockholder:

          It is my pleasure to invite you to attend HD Supply Holdings, Inc.'s annual meeting of stockholders to be held at 11:00 a.m. (Eastern Daylight Time) on May 21, 2019. The meeting will be held at HD Supply's headquarters, located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339.

          The accompanying notice of meeting and proxy statement contain important information, including a description of the business that will be acted upon at the meeting, as well as the voting procedures and general information about the meeting. At the meeting, management will be available to respond to any questions you may have regarding the Company's performance and operations or to other questions you may have.

          Your vote is important. Whether you plan to attend the annual meeting or not, you may access electronic voting via the Internet, which is described on your enclosed proxy card, or, if you received a proxy card by mail, you may sign, date and return the proxy card in the envelope provided. If you plan to attend the annual meeting you may vote in person. Returning the proxy does not deprive you of your right to attend the annual meeting and vote your shares in person for the matters acted upon at the meeting.

          Registration and seating will begin at 10:00 a.m. (Eastern Daylight Time). Each stockholder will be asked to present an admittance ticket (the Notice of Internet Availability that you received by mail), proof of your share ownership as of the March 25, 2019 record date (such as a brokerage statement), and a valid government-issued picture identification. Cameras and recording devices are not permitted at the meeting. All bags, briefcases, and packages will be held at registration and will not be allowed in the meeting.

          Thank you for your support of HD Supply. We look forward to seeing you at the annual meeting.

Sincerely,
/s/ JOSEPH J. DEANGELO
Joseph J. DeAngelo Chairman, President and Chief Executive Officer

3400 Cumberland Boulevard, Atlanta, Georgia 30339

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, May 21, 2019, at 11:00 a.m. Eastern Daylight Time.
Place:	HD Supply's headquarters, located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339 (the reception desk will provide directions to the Annual Meeting room when you register).
Record Date:	March 25, 2019.
Who May Vote:	Stockholders as of the close of business on March 25, 2019 are entitled to one vote per share at the 2019 annual meeting of stockholders (the "Annual Meeting").
Items of Business:	1.	To elect as directors the six persons nominated by the board and named in this proxy statement;
	2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 2, 2020;
	3.	To approve the HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan; and
	4.	To transact any other business as may properly come before the Annual Meeting.

A copy of this proxy statement and our annual report on Form 10-K for our fiscal year ended February 3, 2019 are available free of charge at http://www.astproxyportal.com/ast/18392/. Directions for attending the Annual Meeting are also available at that website.

To attend the meeting in person, please bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).
Annual Meeting Materials:	A Notice of Internet Availability of Proxy Materials or this proxy statement is first being mailed to stockholders on or about April 5, 2019.
Date of Mailing:	April 5, 2019.

          Your vote is important. Please vote as soon as possible via the Internet or, if you received a proxy card by mail, by signing and returning the proxy card. Instructions for your voting options are described on the proxy card.

By Order of the Board of Directors
/s/ DAN S. MCDEVITT
Dan S. McDevitt General Counsel and Corporate Secretary

Atlanta, Georgia
March 29, 2019

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING

           HD SUPPLY HOLDINGS, INC.

3400 Cumberland Boulevard, Atlanta, Georgia 30339

          This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2019 Annual Meeting Information:

Date:	Tuesday, May 21, 2019
Time:	11:00 a.m. Eastern Daylight Time
Location:	HD Supply's headquarters, located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339 (the reception desk will provide directions to the Annual Meeting room when you register)
Record Date:	March 25, 2019
Admission:
To attend the meeting in person, you will need your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).

Items of Business:

Proposals		Board Vote Recommendation	Page Reference (for more information)

1.	Elect six directors nominated by the board	FOR ALL	4-6, 10-13, 18-20, 69

2.	Ratify the appointment of our independent registered public accounting firm	FOR	6, 10-13, 68, 70

3.	Approval of Amended and Restated Employee Stock Purchase Plan	FOR	6, 11-13, 71-76

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 1

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

2018 Company Performance Results

          The Company achieved the following results for the fiscal year ended February 3, 2019 ("fiscal 2018"):

    •
    Net sales increased $926 million, or 18.1%, as compared to the fiscal year ended January 29, 2018 ("fiscal 2017"). On an organic basis, net of changes to selling days, Net sales increased $473 million, or 9.2%, as compared to fiscal 2017
    •
    Net income decreased $576 million to $394 million for fiscal 2018, as compared to $970 million for fiscal 2017, primarily due to a $732 million gain, net of tax, in fiscal 2017 from the sale of a discontinued business.
    •
    Income from continuing operations increased $224 million, as compared to fiscal 2017, to $391 million for fiscal 2018
    •
    Gross profit increased $342 million, or 16.8%, as compared to fiscal 2017
    •
    Gross profit as a percent of net sales was down approximately 40 basis points to 39.3%, as compared to 39.7% for fiscal 2017
    •
    Net income per diluted share decreased $2.84 to $2.17, as compared to $5.01 for fiscal 2017
    •
    Income from continuing operations per diluted share increased $1.29 to $2.15, as compared to $0.86 for fiscal 2017
    •
    Operating income increased $116 million, or 19.1%, as compared to fiscal 2017
    •
    Adjusted net income per diluted share was $3.40 for fiscal 2018, as compared to $2.31 for fiscal 2017
    •
    Adjusted EBITDA increased $140 million, or 19.2%, as compared to fiscal 2017
    •
    Adjusted net income increased $172 million, or 38.5%, as compared to fiscal 2017
    •
    Working capital excluding cash and cash equivalents, increased $106 million from January 28, 2018 to February 3, 2019
    •
    Total stockholder return for fiscal 2018 was 5.8%
    •
    A portion of the total stockholder return was attributable to $604 million in share repurchases during the year

          In addition to the above performance highlights, the Company accomplished significant debt reduction and ongoing interest savings objectives during the year.

    •
    We entered into an interest rate swap agreement with a notional amount of $750 million, effectively converting a portion of the variable rate Term Loans to a fixed rate;
    •
    We entered into the Sixth amendment to our Senior Term Loan facility, which, among other things, extended the facility's maturity to October 2023 and reduced the applicable premium to 1.75%; and
    •
    We used the net proceeds from the issuance of $750 million of 5.375% Senior Unsecured Notes due 2026, together with available cash and borrowings under our Senior ABL Facility, to redeem all of the outstanding $1,000 million aggregate principal of our 5.75% Senior Unsecured Notes due 2024.

          In addition to an extension of maturities, these transactions reduced our sensitivity to rising interest rates and resulted in interest savings of approximately $14 million annually.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 2

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

          The Company supplements its reporting of net income with non-GAAP measurements, including adjusted EBITDA, adjusted net income, adjusted net income per diluted share, and net debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding adjusted EBITDA, adjusted net income, adjusted net income per diluted share, and net debt referred to herein, including a reconciliation, if available, to the most comparable GAAP measure, is included under Management's Discussion and Analysis of Financial Condition and Results of Operations – Key business metrics – Adjusted EBITDA and Adjusted Net Income in our annual report on Form 10-K filed by the Company on March 19, 2019.

Corporate Governance Highlights

Board Independence

•

Seven of our eight directors are independent; all director nominees other than Mr. DeAngelo are independent.

•

All committees of the board are comprised exclusively of independent directors.

•

Our independent directors regularly meet in private executive sessions without management.

Independent Lead Director	• We have an independent lead director who serves as the presiding director at the executive sessions of the independent directors.
Board Oversight

•

The board regularly devotes substantial time to the Company's strategic priorities, focusing on assessing the Company's progress to date, as well as on strategic initiatives and risks over the short and long term. The board believes that although short-term performance is important, it should be assessed in the context of the Company's long-term goals.

Risk Oversight

•

The board has overall responsibility for the oversight of the Company's risk management and reviews our major financial, operational, compliance, reputational and strategic risks, including steps to monitor, manage and mitigate such risks.

•

Each board committee is responsible for oversight of risk management practices for categories of risks relevant to its functions.

Annual Board Assessments	• The board and each board committee conducts an annual assessment of their effectiveness as a group.
Board Refreshment and Diversity

•

The board continues to recruit new directors to bring fresh perspectives and new ideas into our boardroom. During 2017, one director retired from the board at the mandatory retirement age and three new directors were added bringing age, gender and thought diversity. Their collective knowledge and experience brings valuable insight to our board. We have two female directors (25% of board). Additional qualifications, experience, and other information about our directors is provided on pages 18-20.

Board Declassification – Annual Elections	• Last year, our stockholders approved a management proposal to amend our Certificate of Incorporation and Bylaws to declassify our board and provide for the annual election of directors.
Stockholder Outreach

•

Company management has in the past engaged in wide-ranging dialogue with our major institutional investors. Both the Company and the board benefit greatly from the insights, experiences, and ideas exchanged during these engagements. We are committed to continuing this dialogue with our stockholders in the future.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 3

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

Stock Ownership Guidelines and Holding Period Requirements

•

Our independent directors must own at least five times their annual cash board retainer in our common stock within five years of joining the board. All directors, other than the directors who joined the board during 2017, satisfy the guidelines.

•

Our CEO must own at least five times, our CFO and each of our executive officers who is in charge of a principal business unit must own three times, and each other executive officer must own one times, his or her annual base salary in our common stock within five years from the date he or she becomes an executive officer. All of our named executive officers, other than Ms. Stevens who became an executive officer in November 2018, currently satisfy the stock ownership guidelines.

•

Our directors and executives must hold 50% of their vested awards until the ownership guidelines are satisfied and, once satisfied, must hold sufficient shares to satisfy the guidelines at all times.

Compensation Clawback	• In the event of a significant restatement of financial results, the board may recoup cash incentive bonuses and equity awards granted to our executive officers.
No Hedging, Pledging or Short Sales	• We do not allow our directors, executive officers or associates to engage in hedging, pledging, or short sales of our securities.
Director Orientation and Continuing Education

•

We provide orientation for new directors and provide our directors with materials or briefing sessions on subjects that we believe will assist them in discharging their duties. We also engage third parties to provide either in-boardroom or dinner meeting education to our directors. To supplement the education we provide, we encourage our directors to attend external programs and reimburse up to $5,000 annually for the costs of attending such programs.

Confidential Voting Policy	• We have a confidential voting policy for our individual stockholders (does not apply to corporate and institutional stockholders).
100% Meeting Attendance	• Each of our directors attended the 2018 annual stockholders meeting, all board meetings, and all meetings of the committees of which he or she was a member, during fiscal 2018.

Proposal 1 – Director Election

General

          At the 2018 annual meeting, our stockholders approved a proposal to declassify our board and elected our Class II directors to serve a term that expires at the Annual Meeting. Since the declassification did not shorten the existing terms of our directors, at the Annual Meeting, the directors elected at the 2018 annual meeting and the Class III directors whose term expires at Annual Meeting will stand for election for terms of one year (a term that expires at the 2020 annual meeting of stockholders) and until their respective successors are elected and qualify. At the annual meeting of stockholders in 2020, the board will cease to be classified and all directors will be elected to serve terms expiring upon the next annual meeting of stockholders following their election and until their respective successors are elected and qualify.

          If you sign and return the accompanying proxy card, your shares will be voted for the election of the six nominees recommended by the board unless you choose to withhold from voting for any of the nominees. If for any reason any nominee is unable to serve or will not serve, such proxies may be voted for a substitute nominee designated by the board as the proxy holder may determine. The board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 4

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

Director Nominees

          A nominee must receive the vote of a plurality of the votes validly cast at the Annual Meeting represented either in person or by proxy at the Annual Meeting to be elected. Therefore, the six nominees who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the six nominees for election to the board has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" below for details regarding the board's majority voting policy). Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees are as follows:

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Joseph J. DeAngelo	57	2007	Chairman, President & CEO, HD Supply	N/A	0	No
Patrick R. McNamee	59	2013	Former CEO, Health Insurance Innovations	Compensation; N&CG	0	Yes
Scott D. Ostfeld	42	2017	Partner, JANA Partners	Compensation	1	Yes
Charles W. Peffer	71	2013	Retired Partner, KPMG	Audit (Chair); N&CG	3	Yes
James A. Rubright	72	2014	Retired CEO, Rock-Tenn	Audit; N&CG (Chair)	0	Yes
Lauren Taylor Wolfe	40	2017	Founding Partner, Impactive Capital	Audit; N&CG	0	Yes

          Additional qualifications, experience, and other information about the six director nominees, as well as the current members of the board who will continue to serve after the Annual Meeting, is provided on pages 18-20. There are no agreements or arrangements between third parties and any of our directors, including the nominees, which provide for compensation or other payment in connection with the director's candidacy or service as a director. There are no family relationships between any director, executive officer, or director nominee.

Majority Voting Policy – Director Nominees

          The full text of the board's majority voting policy for director nominees is set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance.

          Each of the six nominees for election as directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or election than votes "for" his or her election (a "Majority Withheld Vote"). Neither abstentions nor broker non-votes are deemed to be votes for or withheld from a director's election. The Nominating and Corporate Governance Committee will consider any tendered resignation and recommend to the board whether to accept or reject it. The board will act on each tendered resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, at its next regularly scheduled board meeting following the certification of the election results. The Nominating and Corporate Governance Committee, when making its recommendation, and the board, when making its decision, may consider any factors or other information that it considers appropriate, including, without limitation, the reasons (if any) given by stockholders as to why they withheld their votes, the qualifications of the tendering director, his or her contributions to the board and the Company, and the results of the most recent evaluation of the tendering director's performance by the Nominating and Corporate Governance Committee and other board members.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 5

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

          The board will promptly and publicly disclose (1) its decision whether to accept or reject the director's tendered resignation, and (2) if rejected by the board, the board's reasons for rejecting the tendered resignation. Any director who tenders his or her resignation will not participate in the Nominating and Corporate Governance Committee recommendation or board action regarding whether to accept or reject the tendered resignation. If a director's tendered resignation is rejected by the board, the director will continue to serve for the remainder of his or her term and until his or her successor is duly elected, or his or her earlier death, resignation, or removal. If a director's tendered resignation is accepted by the board, then the board, in its sole discretion, may fill any resulting vacancy or may decrease the number of directors comprising the board, in each case pursuant to the provisions of, and to the extent permitted by, the Bylaws.

          The board will consider as candidates for nomination for election or reelection to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, reelection, or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of a Majority Withheld Vote for that director and (ii) acceptance of the tendered resignation by the board. Each of the director nominees have signed such an irrevocable resignation.

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

          The board is asking you to ratify its appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending February 2, 2020 ("fiscal 2019"). PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2008. Set forth below is summary information with respect to the fees billed to us by PricewaterhouseCoopers LLP for services provided to us during the fiscal years ended February 3, 2019 and January 28, 2018. For more information, see pages 68 and 70.

Fees Billed	FYE2019 (Fiscal 2018)	FYE2018 (Fiscal 2017)

Audit Fees	$3.2 million	$3.1 million
Audit-Related Fees	—	$1.8 million
Tax Fees	$0.4 million	$0.5 million
All Other Fees	—	—

TOTAL	$3.6 million	$5.4 million

Proposal 3 – Approval of Amended and Restated Employee Stock Purchase Plan

          We are seeking your vote to approve the HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan. The plan was approved by our board in March 2019, subject to stockholder approval. If approved by our stockholders, the plan will become effective on the first day of the first offering period beginning after the Annual Meeting. If our stockholders do not approve the plan, it will not become effective. The plan authorizes an additional 709,674 shares, plus the 1,490,326 remaining authorized shares as of the record date, for a total of 2.2 million shares. We anticipate that the requested shares should provide us with the ability to grant share purchase rights for approximately five years.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 6

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

          The primary purpose of the plan is to encourage ownership of our common stock by eligible employees of HD Supply and its controlled subsidiaries and partnerships. Specifically, the plan provides eligible employees an opportunity to use payroll deductions to purchase shares of our common stock on periodic purchase dates at a discount. The board believes that the plan is a valued benefit for our eligible employee base. We believe that allowing employees to purchase shares of our common stock through the plan motivates high levels of performance and provides an effective means of encouraging employee commitment to our success and aids in recruiting new employees.

          For more information, see "Proposal 3 – Approval of Amended and Restated Employee Stock Purchase Plan" on pages 71-76 of this proxy statement.

2019 Annual Meeting

          Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholder proposals submitted for inclusion in the proxy statement for our annual meeting of stockholders expected to be held in May 2020 must be received by us by December 7, 2019. For more information, see page 77.

Why am I receiving these proxy materials?

          The accompanying proxy materials have been furnished to you because the Company is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

          The proxy materials include the notice and proxy statement for the Annual Meeting, our annual report on Form 10-K for the fiscal year ended February 3, 2019, the proxy card for the Annual Meeting, and directions on attending the Annual Meeting. The Company has made these proxy materials available to you by Internet, or, upon your request, has delivered printed versions of these materials to you by mail, because you owned shares of Company common stock at the close of business on the March 25, 2019 record date.

          When you vote via the Internet, or by signing and returning the proxy card, you appoint Dan S. McDevitt and James F. Brumsey as your representatives at the Annual Meeting, with full power of substitution. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment, and as permitted by applicable law. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance via Internet, or if you received your proxy card by mail, by signing and returning your proxy card. If you vote via Internet, you do not need to return your proxy card.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

          In accordance with rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the "Notice") to the Company's stockholders. All stockholders will have the ability to access the proxy materials on

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 7

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and reduce the cost to the Company of physically printing and mailing materials.

Who is entitled to vote?

          Holders of our common stock at the close of business on March 25, 2019 are entitled to vote. March 25, 2019 is referred to as the record date. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available in electronic form at the place of the Annual Meeting on May 21, 2019 and will be accessible in electronic form for ten days before the meeting at our principal place of business, 3400 Cumberland Boulevard, Atlanta, Georgia 30339 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time.

Each share of common stock is entitled to how many votes?

          Holders of common stock are entitled to one vote per share. On the record date, there were 170,753,038 shares of our common stock outstanding and entitled to vote.

How do I vote?

          If you are a registered stockholder, which means you hold your shares (including any restricted shares) in certificate form or through an account with our transfer agent, American Stock Transfer & Trust Company, LLC, you have the following options for voting before the Annual Meeting:

  (1)
  Vote by Internet. Visit www.voteproxy.com and follow the steps outlined on the secure website. Internet voting is available 24 hours a day and will be accessible until 5:00 p.m. Eastern Daylight Time on May 20, 2019.

  (2)
  Vote by Mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the envelope provided. For a vote by mail to be counted, it must be received before the polls close at the Annual Meeting.

          If you are a beneficial holder, meaning you hold your shares in "street name" through an account with a bank or broker, your ability to vote via the Internet or by telephone depends on the voting procedures of your bank or broker. Please follow the directions on the voting instruction form that your bank or broker provides.

          Stockholders may also attend the Annual Meeting and vote in person. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in "street name," you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting. Please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, for details on how to request a proxy.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 8

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

Is my vote confidential?

          Confidential voting applies to individual stockholders but not to corporate and institutional stockholders. Our confidential voting policy is set forth in our Corporate Governance Guidelines available at http://ir.hdsupply.com/corporate-governance.

What if I change my mind after I return my proxy?

          You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. Registered stockholders may do this by:

    •
    signing and properly submitting a subsequent proxy with a later date that is received before the polls close at the Annual Meeting;

    •
    voting by the Internet on or before 5:00 p.m. Eastern Daylight Time on May 20, 2019;

    •
    giving written notice of revocation to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339 before the Annual Meeting; or

    •
    voting in person at the Annual Meeting.

          If you hold shares through a bank or broker, please refer to your voting instruction form, or other information forwarded by your bank or broker, to see how you can revoke your proxy and change your vote.

          Attendance at the Annual Meeting will not, by itself, revoke a proxy.

How many votes do you need to hold the Annual Meeting?

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. A quorum must be present to conduct business at the Annual Meeting.

On what items am I voting?

          You are being asked to vote on three items:

  1.
  to elect six directors nominated by the board and named in this proxy statement;

  2.
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2019; and

  3.
  to approve the HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan.

          In addition, stockholders and proxies present at the Annual Meeting will transact any other business as may properly come before the Annual Meeting. The board is not currently aware of any

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 9

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

other business to be conducted at the Annual Meeting. No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

How does the board of directors recommend that I vote?

          The board recommends that you vote:

    •
    FOR ALL of the six director nominees;
    •
    FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2019; and
    •
    FOR approval of the Amended and Restated Employee Stock Purchase Plan;

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

          With respect to the election of directors, you may:

    •
    vote FOR ALL of the six director nominees;
    •
    vote FOR one or more of the director nominees and WITHHOLD from voting on one or more of the other director nominees; or
    •
    WITHHOLD from voting on all the director nominees.

          The Company's Bylaws provide for the election of directors by a plurality of the votes cast. This means that the six individuals nominated for election to the board who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the six nominees for election as directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on page 5 for details regarding the board's majority voting policy).

What happens if a nominee is unable to stand for election?

          If a nominee is unable to stand for election, the board may either:

    •
    reduce the number of directors that serve on the board; or
    •
    designate a substitute nominee.

          If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

How may I vote for the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the ratification of the accounting firm;
    •
    vote AGAINST the ratification of the accounting firm; or
    •
    ABSTAIN from voting on the proposal.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 10

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the proposal to approve the Amended and Restated Employee Stock Purchase Plan?

          With respect to this proposal, you may:

    •
    vote FOR the approval of the plan;
    •
    vote AGAINST the approval of the plan; or
    •
    ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

Will my shares be voted if I do not vote via the Internet, telephone, by signing and returning my proxy card, or by attending the Annual Meeting and voting in person?

          If you do not vote via the Internet, by telephone (certain beneficial stockholders), by signing and returning your proxy card, or by attending the Annual Meeting and voting in person, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

          Under certain circumstances and in accordance with NASDAQ rules that govern banks and brokers, if your shares are held in street name through a bank or broker, your bank or broker may vote your shares if you do not provide voting instructions before the Annual Meeting. These circumstances include voting your shares on "routine matters," such as the ratification of the appointment of our independent registered public accounting firm described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

          The remaining proposals, namely the election of director nominees and approval of the Amended and Restated Employee Stock Purchase Plan, are not considered routine matters under NASDAQ rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." Broker non-votes at the Annual Meeting will be counted for purposes of establishing a quorum, but will have no effect on the outcome of the proposals being voted on at the Annual Meeting.

          We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures that your shares will be voted at the meeting in accordance with your wishes.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 11

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

What is the vote required for each proposal to pass, and what is the effect of abstentions and uninstructed shares on the proposals?

          Our Bylaws provide for the election of directors by a plurality of the votes cast. This means that the six individuals nominated for election to the board who receive the most "FOR" votes (among votes properly cast in person, electronically, or by proxy) will be elected. Notwithstanding such election, each of the six nominees for election has agreed to tender his or her resignation as a director to the board promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on page 5 for details regarding the board's majority voting policy). For the proposal to ratify our independent registered public accounting firm and the proposal to approve the Amended and Restated Employee Stock Purchase Plan to pass in accordance with our Bylaws, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy at the Annual Meeting and entitled to vote.

          The following table summarizes the board's recommendation on each proposal, the vote required for each proposal to pass, and the effect abstentions or uninstructed shares (proxy card returned, but voting instructions not provided) have on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions	Broker Non- Votes	Uninstructed Shares

1	Election of Directors	FOR ALL	The six nominees who receive the most FOR votes properly cast in person, electronically, or by proxy and entitled to vote will be elected. See Majority Voting Policy – Director Nominees on page 5 for details regarding director resignation where "withhold" vote is greater than "for" vote.	Not applicable	No effect	For all board nominees
2	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person, electronically, or by proxy and entitled to vote	Count as votes against	Not applicable	Count as votes for ratification
3	Approval of Amended and Restated Employee Stock Purchase Plan	FOR	Majority of the voting power of the shares present in person, electronically, or by proxy and entitled to vote	Count as votes against	No effect	Count as votes for approval

What do I need to attend the Annual Meeting in person?

          You must bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received in the mail), proof of your share ownership as of March 25, 2019 (such as a brokerage statement or letter from your broker), and government-issued photo identification (such as a driver's license). If you do not have an admittance ticket, proof of ownership, or a valid photo identification, you will not be admitted to the Annual Meeting. Cameras and recording devices are not permitted at the meeting. All bags, briefcases, and packages will be held at registration and will not be allowed in the meeting.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 12

GENERAL INFORMATION ABOUT THE 2019 ANNUAL MEETING (continued)

Can I receive future proxy materials and annual reports electronically?

          Yes. This proxy statement and our annual report on Form 10-K for our fiscal 2018 year ended February 3, 2019 are available by accessing the website located at http://www.astproxyportal.com/ast/18392/. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

          If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to http://www.astproxyportal.com/ast/18392/ and following the prompts. If you hold shares through a bank or broker, please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, to see how you can enroll for electronic proxy delivery for future meetings.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 13

OUR EXECUTIVE OFFICERS

          The following table sets forth certain information concerning our executive officers. The respective age of each individual in the table below is as of March 29, 2018.

Name	Age	Position

Joseph J. DeAngelo	57	Chairman, President and Chief Executive Officer
Evan J. Levitt	49	Senior Vice President, Chief Financial Officer and Chief Administrative Officer
Dan S. McDevitt	51	General Counsel and Corporate Secretary
Bradley S. Paulsen	43	President, HD Supply Facilities Maintenance
John A. Stegeman	58	Executive President, HD Supply; President, HD Supply Construction & Industrial - White Cap
Anna Stevens	46	Vice President, Chief People Officer
William P. Stengel II	41	Former President and Chief Executive Officer, HD Supply Facilities Maintenance

          Joseph J. DeAngelo has served as Chairman, President and Chief Executive Officer since March 2015, President and Chief Executive Officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as Executive Vice President and Chief Operating Officer of The Home Depot during 2007. He served as Executive Vice President — HD Supply from 2005 to 2006. During 2005, Mr. DeAngelo served as Senior Vice President — Home Depot Supply, Pro Business and Tool Rental, and from 2004 to 2005, he served as Senior Vice President — Pro Business and Tool Rental. Mr. DeAngelo previously served as Executive Vice President of The Stanley Works, a tool manufacturing company, from 2003 through 2004. From 1986 until 2003, Mr. DeAngelo held various positions with General Electric ("GE"). His final position with GE was President and Chief Executive Officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. Mr. DeAngelo serves on the board of trustees of the Shepherd Center Foundation, the Advisory Board of Combat Marine Outdoors, and the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School.

          Evan J. Levitt has served as Senior Vice President, Chief Financial Officer since December 2013 and as Chief Administrative Officer since January 2017. Prior to his appointment as Chief Financial Officer, he served as Vice President and Corporate Controller of HD Supply since 2007 when he joined the Company from The Home Depot, where he was the Assistant Controller and Director of Financial Reporting from 2004 to 2007. He also served in various management roles at Payless ShoeSource from 1999-2004, including Vice President of Accounting and Reporting. Prior to Payless ShoeSource, he held the role of Audit Manager with Arthur Andersen. Mr. Levitt has a bachelor of science in business administration from Washington University and is a Certified Public Accountant.

          Dan S. McDevitt has served as General Counsel and Corporate Secretary since January 2015. He joined HD Supply's legal department in 2010 and was promoted to Vice President in 2012. Prior to joining HD Supply, Mr. McDevitt was a partner at the law firm King & Spalding, where he practiced law for thirteen years, primarily focused on securities and corporate governance litigation and related investigations. Before joining King & Spalding, Mr. McDevitt served as a judicial clerk for the Honorable G. Ernest Tidwell on the United States District Court, Northern District of Georgia, and before then was an associate at Sullivan, Hall, Booth, & Smith. Mr. McDevitt received a B.B.A. degree in finance from the University of Notre Dame and a J.D. and LL.M. from the University of Notre Dame Law School.

          Bradley S. Paulsen has served as President, HD Supply Facilities Maintenance since September 2018. He joined HD Supply in November 2015 as Vice President, Process Improvement, and served as Vice President, Merchandising, Global Sourcing, Pricing from January 2016 to September 2018. Prior to

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 14

OUR EXECUTIVE OFFICERS (continued)

joining HD Supply, Mr. Paulsen served as Senior Director, Private Brand Product Development and Global Sourcing for The Home Depot from 2014 to November 2015; as Senior Merchant, Hand Tools, Tool Storage, and Automotive from 2012 to 2014; as Merchant, Light Bulbs from 2011 to 2012; Associate Merchant, Light Bulbs from 2010 to 2011; Program Merchant, Installed Roofing, Gutters, and Leaf Protection from 2007 to 2009; and in the Business Leadership Program from 2006 to 2007. Prior to joining The Home Depot, he worked for Toys "R" Us, Inc. from 2003 to 2004; for Reynolds & Reynolds from 2001 to 2002; and served in the United States Army, Artillery Battery Maintenance Office from 1999 to 2001. Mr. Paulsen holds a bachelor's degree in economics from the United States Military Academy at West Point and an M.B.A. degree from Vanderbilt University's Owen Graduate School of Management.

          John A. Stegeman joined HD Supply in April 2010 as Executive President and focused on building the specialty construction and safety business as the President of HD Supply Construction & Industrial – White Cap. Prior to joining HD Supply, Mr. Stegeman was President and Chief Executive Officer of Ferguson Enterprises, headquartered in Newport News, Virginia from 2005 to 2009. He began his career with Ferguson in 1985 as a management trainee and advanced through the company holding various management positions in three of Ferguson's five business groups: Waterworks, Plumbing, and Heating and Air Conditioning. As part of the Ferguson Waterworks business group, Mr. Stegeman served as Senior Vice President before being named Chief Operating Officer of Ferguson in May 2005. Mr. Stegeman received a bachelor's degree from Virginia Tech and has attended advanced management programs at Wharton School of Business, IMD, Duke University's Fuqua School of Business, University of Virginia Darden School of Business, and Columbia University.

          Anna Stevens has served as Vice President, Chief People Officer for HD Supply since January 2017. In her role as Chief People Officer, she oversees all of our human resources professionals across the organization and in multiple functional areas including benefits, recruiting, compensation, organizational development and learning, talent management, strategy, project management, mergers and acquisitions, human resources systems and technologies, payroll and community affairs. With nearly 20 years of experience in human resources management, Ms. Stevens has extensive expertise in communications and change management, human resources strategic planning, staffing, development and succession planning, coaching and performance management. She joined HD Supply in 2008, working in the areas of organizational development, learning and communications before being promoted to Vice President, HR Strategy, Marketing and Communications in 2012 and Vice President, HR Planning and Operations in 2014. Prior to joining HD Supply, Ms. Stevens served in various roles of increasing responsibility for AT&T, Inc. Preceding AT&T, Ms. Stevens held human resources management roles at Progressive, Inc., Bell South and Aerotek Inc. Ms. Stevens holds a bachelor's degree in international relations from Lynchburg College and a master's degree in organizational leadership from Gonzaga University.

          William P. Stengel served as President and Chief Executive Officer of HD Supply Facilities Maintenance from 2017 through September 6, 2018. He served as Chief Operating Officer for HD Supply Facilities Maintenance from 2016 to 2017; as Senior Vice President, Chief Commercial Officer of HD Supply Facilities Maintenance in 2016; as Senior Vice President, Strategic Business Development and Investor Relations of HD Supply from 2013 to 2016; and as Vice President, Strategic Business Development from 2010 to 2013. Prior to joining HD Supply in 2005, Mr. Stengel worked for Stonebridge Associates, an investment banking firm focused on merger and acquisition and strategic financial advisory services to middle-market companies across a range of consumer, technology, and industrial sectors. He also worked in corporate and investment banking with Bank of America Merrill

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 15

OUR EXECUTIVE OFFICERS (continued)

Lynch. Mr. Stengel holds a bachelor's degree in economics from Trinity College (CT) and an M.B.A. degree with a concentration in strategy and finance from Vanderbilt University's Owen Graduate School of Management.

          There are no arrangements or understandings between any executive officer and any other person pursuant to which he or she was or is to be selected as an officer. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 16

OUR BOARD OF DIRECTORS

The Company's Certificate of Incorporation provides that the board shall consist of not fewer than three nor more than 21 directors, with the exact number to be fixed by the board. The board has fixed the current number of directors at eight, and the Company currently has eight directors.

          At the 2018 annual meeting, our stockholders approved a management proposal to declassify our board and provide for the annual election of directors. The declassification did not shorten the terms of existing directors. Class I has two directors with a term expiring at the 2020 annual meeting. At the 2020 annual meeting of stockholders in 2020, the board will cease to be classified and all directors will be elected to serve terms expiring upon the next annual meeting of stockholders following their election and until their respective successors are elected and qualify. The terms of the remaining six directors expire at the Annual Meeting.

Director	Term

Kathleen J. Affeldt	Expiring 2020 Annual Meeting
Peter A. Dorsman	Expiring 2020 Annual Meeting
Joseph J. DeAngelo	Expiring 2019 Annual Meeting
Patrick R. McNamee	Expiring 2019 Annual Meeting
Scott D. Ostfeld	Expiring 2019 Annual Meeting
Charles W. Peffer	Expiring 2019 Annual Meeting
James A. Rubright	Expiring 2019 Annual Meeting
Lauren Taylor Wolfe	Expiring 2019 Annual Meeting

          At each annual meeting of the stockholders, the successors of the directors whose terms expire at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders following the year of their election. The board is therefore asking you to elect the six nominees for director whose term expires at the Annual Meeting. Our directors with terms expiring at the Annual Meeting, as noted in the above chart, have been nominated by the board for reelection at the Annual Meeting. See "Proposal 1 — Election of Directors" on page 69.

          Directors are elected by a plurality vote. Therefore, the six nominees who receive the most "FOR" votes will be elected. Notwithstanding such election, each of the six nominees for election as directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on page 5 for details regarding the board's majority voting policy).

          Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If you sign and return the accompanying proxy card, your shares will be voted for the election of the six nominees recommended by the board unless you choose to withhold from voting for any of the nominees. If a nominee is unable to serve or will not serve for any reason, proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director.

          Set forth below is biographical information as well as background information relating to each nominee's and continuing director's business experience, qualifications, attributes, and skills and why the board and Nominating and Corporate Governance Committee believe each individual is a valuable member of our board. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 17

OUR BOARD OF DIRECTORS (continued)

Director Nominees:

Joseph J. DeAngelo, Chairman, President and Chief Executive Officer, HD Supply	Age 57	Term expiring at 2019 annual meeting Board Chairman	Director since 2007

Background: Mr. DeAngelo has served as chairman of the board, president and chief executive officer since March 2015, president and chief executive officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as executive vice president and chief operating officer of The Home Depot during 2007. From 2005 to 2006, he served as executive vice president, HD Supply. In 2005, Mr. DeAngelo served as senior vice president, Home Depot Supply, Pro Business and Tool Rental and from 2004 through 2005, he served as senior vice president, Pro Business and Tool Rental. Mr. DeAngelo previously served as executive vice president of The Stanley Works, a tool manufacturing company, from 2003 through 2004. From 1986 until 2003, Mr. DeAngelo held various positions with GE. His final position with GE was president and chief executive officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. Mr. DeAngelo serves on the board of trustees of the Shepherd Center Foundation, the Advisory Board of the Combat Marine Outdoors, and the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School. Mr. DeAngelo served on the board of directors of Owens-Illinois, Inc. from May 2016-July 2017.

Director Qualifications: As our chief executive officer, Mr. DeAngelo possesses in-depth knowledge of the issues, opportunities, and challenges facing the Company. His extensive experience identifying strategic priorities, leading critical discussions, and executing the Company's strategy and business plans provides valuable insight and leadership to our board. He led the transformation of our Company through severe economic downturn by streamlining and simplifying our business model, divesting non-core businesses and products, and achieving significant debt reduction and cost control. He has demonstrated leadership qualities, management capability, knowledge of our business and industry, and a long-term strategic perspective. He has over 35 years of global operating experience, including over 17 years in various leadership roles at General Electric Company and The Home Depot.

Patrick R. McNamee, Former Chief Executive Officer, Health Insurance Innovations, Inc.	Age 59	Term expiring at 2019 annual meeting Committees: Compensation; N&CG	Director since 2013

Background: Mr. McNamee has served as executive advisor to Beecken Petty O'Keefe & Company, a Chicago-based private equity management firm, since March 2015. He served as chief executive officer and member of the board of directors of Health Insurance Innovations, Inc. from November 2015 through December 2016 and as president from June 2015 through December 2016. Prior to joining Health Insurance Innovations, Mr. McNamee served as executive vice president and chief operating officer of Express Scripts Holding Company, a pharmacy benefit management company until March 2014. He joined Express Scripts in 2005 as senior vice president and chief information officer, expanding his role to executive vice president-chief operating officer in 2007. Prior to joining Express Scripts, Mr. McNamee was a key executive of Misys Healthcare Systems, a healthcare technology company, serving as president and chief executive officer, physician systems, from September 2003 to February 2005. Mr. McNamee was employed by various subsidiaries of General Electric Corporation from July 1989 to September 2003, including as president and chief executive officer, GE surgery, GE medical systems, from July 2002 to September 2003; chief information officer and chief quality officer, NBC, from March 2001 to July 2002; and chief information officer and general manager of e-Business, GE transportation systems, from March 1999 to March 2001; chief information officer, GE power plants, from March 1997 to March 1999; and global product manager, radiology information systems, GE medical, from 1993 through 1997. He currently serves on the board of directors of Maxor National Pharmacy Services, LLC (August 2017 – present) and Zenith American, LLC (January 2017 – present). He serves as lead director for Zenith American. He holds a bachelor's degree in biomedical engineering and a master's degree in electrical engineering from Marquette University.

Director Qualifications: Mr. McNamee brings public company CEO and board leadership experience, as well as strategic and operational expertise to the board, with a unique combination of business savvy, service and product development, information technology innovation, and supply chain management across a variety of industries.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 18

OUR BOARD OF DIRECTORS (continued)

Scott D. Ostfeld, Partner, JANA Partners	Age 42	Term expiring at 2019 Annual Meeting Committees: Compensation	Director since 2017

Background: Mr. Ostfeld is a partner of JANA Partners where he is co-portfolio manager of JANA Partners' engagement strategy, JANA Strategic Investments. Prior to joining JANA in 2006, Mr. Ostfeld was with GSC Partners in their distressed debt private equity group focused on acquiring companies through the restructuring process and enhancing value as an active equity owner. Prior to GSC Partners, Mr. Ostfeld was an investment banker at Credit Suisse First Boston where he worked on a variety of M&A and capital raising assignments. Mr. Ostfeld has served on the board of directors of Conagra Brands, Inc. since February 2019, and was a member of the board of directors of Team Health Holdings, Inc. from March 2016 to February 2017. He also serves on the nonprofit board for Columbia University's Richman Center for Business, Law, and Public Policy. Mr. Ostfeld received a juris doctor degree from Columbia Law School, a master's degree in business administration from Columbia Business School and a bachelor of arts degree from Columbia University.

Director Qualifications: Mr. Ostfeld has extensive experience investing in companies and engaging with them to help improve stockholder value, as well as with capital allocation, strategy and governance. His knowledge and experience brings valuable insight to the board. The age diversity that Mr. Ostfeld brings to the board also further enhances the diversity of experience, backgrounds and opinions represented on the board.

Charles W. Peffer, Retired Partner of KPMG LLP	Age 71	Term expiring at 2019 annual meeting Financial Expert Committees: Audit (Chair); N&CG	Director since 2013

Background: Mr. Peffer retired as a partner of KPMG LLP in 2002 after 32 years with KPMG in its Kansas City office. He served as partner in charge of audit from 1986 to 1993, with overall responsibility for audits of financial statements from 1979 to 2002. He was managing partner of the Kansas City office from 1993 to 2000. He currently serves as the audit committee chairman on the board of directors of Garmin Ltd., Sensata Technologies Holding plc, and the Commerce Funds, a family of eight mutual funds. He served on the board of directors of NPC International from 2006 through 2017. Mr. Peffer holds a bachelor's degree in business administration from the University of Kansas and a master's degree in business administration from Northwestern University.

Director Qualifications: Mr. Peffer brings to the board extensive practical and management experience in public accounting and corporate finance, including significant experience with KPMG and its predecessor firms dealing with generally accepted accounting principles, auditing standards, internal controls, preparation of financial statements, financial reporting rules and evaluating financial results, and financial reporting processes of large companies. Mr. Peffer also brings leadership expertise through his directorship roles in other public companies, including service on audit committees.

James A. Rubright, Retired CEO, Rock-Tenn Co.	Age 72	Term expiring at 2019 Annual Meeting Committees: Audit; N&CG (Chair)	Director since 2014

Background: Mr. Rubright served as chief executive officer of Rock-Tenn Co. from 1999 until his retirement in October 2013, and served as an executive officer of Sonat, Inc. from 1994 to 1999 in various capacities, including head of Sonat's interstate natural gas pipeline group and energy marketing businesses. Prior to 1994, he was a partner in the law firm of King & Spalding. Mr. Rubright has served as a member of the board of directors of Southern Company Gas, an energy services holding company, since 2016. He previously served as a member of the board of directors of Forestar Group, Inc., a real estate and natural resources company, from 2007 until 2017; AGL Resources, Inc., from 2001 to 2016; Avondale, Incorporated, the parent company of Avondale Mills, Inc., from 2003 to 2008, and as chairman of Rock-Tenn's board from 2000 until his retirement in October 2013. He holds a bachelor of arts degree from Yale College and a juris doctor degree from the University of Virginia Law School.

Director Qualifications: Mr. Rubright has significant experience in public company management and board leadership, and a deep understanding of operations, strategy, and risk management that provides valuable insight to our board.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 19

OUR BOARD OF DIRECTORS (continued)

Lauren Taylor Wolfe, Founding Partner, Impactive Capital	Age 40	Term expiring at 2019 Annual Meeting Committees: Audit; N&CG	Director since 2017

Background: Ms. Taylor Wolfe is the founding partner of Impactive Capital, an impact-oriented investing firm, since April 2018. She served as a managing director and investing partner of Blue Harbour Group, an activist investment firm that engages collaboratively with management teams and boards to enhance stockholder value, from December 2007 through January 2018. Prior to joining Blue Harbour Group in 2007, she was a portfolio manager and analyst at SIAR Capital where she invested in small capitalization public and private companies. From 2000 to 2003, Lauren worked at Diamond Technology Partners, a strategic technology consulting firm. She received a master's degree in business administration from The Wharton School at University of Pennsylvania in 2006 and a bachelor of science degree from Cornell University in 2000.

Director Qualifications: Ms. Taylor Wolfe has expertise in capital allocation, capital markets and financial analysis and experience across various industries including information technology, consumer, industrials, and business services. Her diverse knowledge and experience across various industry verticals and expertise in capital allocation and long-term value investing brings valuable insight to the board. The age and gender diversity that Ms. Taylor Wolfe brings to the board also further enhances the diversity of experience, backgrounds and opinions represented on the board.
Continuing Directors:

Kathleen J. Affeldt, Retired, Former Vice President, Human Resources, Lexmark International	Age 70	Term expiring at 2020 Annual Meeting Independent Lead Director Committees: Compensation (Chair)	Director since 2014

Background: Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions at IBM and joined Lexmark as a director of human resources in 1991 when it was formed as a result of a buy-out from IBM. Ms. Affeldt previously served on the board, and as chair of the compensation committee, of SIRVA, Inc. from August 2002 to May 2007 and Sally Beauty Holdings, Inc. from November 2006 to November 2013. She also served on the board of Whole Health, Inc. from 2004 to 2006. Ms. Affeldt currently serves on the board, and as chair of the compensation committee, of NCI Building Systems, Inc. since November 2009, and as chair of the board of BTE Technologies, Inc. since May 2004. Ms. Affeldt majored in business administration at the State University of New York and Hunter College. She has also participated in numerous technical and leadership development programs, as well as the executive education program at Williams College.

Director Qualifications: Ms. Affeldt's board leadership and expertise in the human resources field and executive compensation, coupled with her operations history, strong business acumen, and public company experience, provides valuable insight to the board.

Peter A. Dorsman, Retired, Former EVP, Global Services, NCR Corporation	Age 63	Term expiring at 2020 Annual Meeting Committees: Compensation; N&CG	Director since 2017

Background: Mr. Dorsman retired from NCR Corporation, a global technology company, in April 2014. As executive vice president, global services since July 2012, Mr. Dorsman led NCR Services, a leading global provider of outsourced and managed service offerings. He was also responsible for customer experience, continuous improvement, and quality throughout NCR, serving as chief quality officer during this period. He served as NCR's executive vice president, industry solutions group and global operations from November 2011 to July 2012, and, before then, senior vice president, global operations. Prior to rejoining NCR, Dorsman was executive vice president and chief operating officer of Standard Register, a provider of information solutions, where he was responsible for the day-to-day operations of the company. Before his role at Standard Register, Mr. Dorsman previously served for nearly 20 years at NCR in various global marketing and sales leadership roles including vice president of worldwide industry marketing. Mr. Dorsman currently serves on the board of directors for Applied Industrial Technologies, a global industrial distributor. During his tenure as a director of Applied Industrial Technologies since July 2002, he has been lead independent director, chairman of the corporate governance committee, and currently is chairman of the executive organization and compensation committee and member of the corporate governance and executive committees. Mr. Dorsman is also currently a member of the board of directors for IDEAL Industries, a diversified manufacturer (August 2016 – present). He served on the board of directors of nfrastructure (a Zones subsidiary), a global information technology solutions provider, from October 2016 – March 2019. He earned a bachelor of science degree from Syracuse University in 1977.

Director Qualifications: Mr. Dorsman is an experienced board member and brings extensive experience in leading large supply chain and customer service organizations. He has broad distribution expertise as both a senior executive and as a board member.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 20

GOVERNANCE OF OUR COMPANY

          The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we evaluate the independence of our directors, and key aspects of our board operations.

Selecting Nominees for Director

          Our board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending nominees for director to the board. In accordance with our Corporate Governance Guidelines, and on recommendation of the Nominating and Corporate Governance Committee, our board has adopted criteria for the selection of new directors based on the strategic needs of the Company and the board. The Nominating and Corporate Governance Committee will periodically review the criteria adopted by the board and, if deemed desirable, recommend changes to the criteria.

          Pursuant to the criteria adopted by our board, the board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the board based on their business and professional experience, judgment, oversight roles held, age, skills, and background. The board also considers the candidate's availability, absence of conflicts, and any applicable independence or experience requirements. The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in experience and skills relevant to the board's performance of its responsibilities in the oversight of the business. For each of the nominees to the board, the biographies shown above highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director of the Company.

          The Nominating and Corporate Governance Committee is responsible for recommending to the board nominees for election to the board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the board. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate's background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions of the committee and the full board. The committee may then recommend, as it deems appropriate, candidates to the full board, with the full board selecting the candidates to be nominated for election by the stockholders or to be elected by the board to fill a vacancy. Where the committee does not make a recommendation, such matter is decided by the board.

          In accordance with the board's majority voting policy, the board will consider as candidates for nomination for election or reelection to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, reelection or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of the nominee receiving a greater number of votes "withheld" from his or her election to the board than votes "for" his or her election and (ii) acceptance of the tendered resignation by the board (see "Majority Voting Policy — Director Nominees" on page 5 for details regarding the board's majority voting policy).

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 21

GOVERNANCE OF OUR COMPANY (continued)

          The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders on the same basis as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the board for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the board. Our Bylaws set forth the requirements for director nomination by a stockholder of persons for election to the board. These requirements are described under "Other Information for Stockholders" on page 77 of this proxy statement.

          There are no agreements or arrangements between third parties and any of our directors, including the nominees, which provide for compensation or other payment in connection with the director's candidacy or service as a director.

Board Refreshment and Diversity

          The Nominating and Corporate Governance Committee periodically assesses the composition of our board, including whether any vacancies are expected on our board due to retirement or otherwise, and may make recommendations to the board for consideration. Peter Dorsman, Scott Ostfeld and Lauren Taylor Wolfe joined our board in 2017, bringing fresh and diverse perspectives. Mr. Dorsman brings extensive experience in leading large supply chain and customer service organizations. Mr. Ostfeld brings extensive experience investing in companies and engaging with them to help improve stockholder value, as well as with capital allocation strategy and governance. Ms. Taylor Wolfe's diverse knowledge and experience across various industry verticals and expertise in capital allocation and long-term value investing brings valuable insight to the board. The age, gender, and thought diversity that these new independent directors bring to the board also further enhances the diversity of experience, backgrounds, and opinions represented on the board. We believe the addition of these new directors, combined with our directors who have experience with us, provides a strong balance of deep, historical understanding of our Company and new perspectives, resulting in strong guidance and oversight to our executive management team.

          We currently have two female directors serving on our board. Kathy Affeldt has served as our independent lead director since March 2018 and as chair of the compensation committee since joining the board in 2014. Lauren Taylor Wolfe serves on the Audit and Nominating and Corporate Governance Committees. Betsy Atkins served as independent lead director from March 2017 through March 2018 and as chair of the nominating and corporate governance committee from August 2015 through her resignation in April 2018.

Director Independence

          The board reviewed director independence during fiscal 2018 and considered whether there were any relationships between each director or any member of his or her immediate family and the Company. The board also examined whether there were any relationships between an organization of which a director is a partner, stockholder, or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. No director is deemed independent unless the board has made an affirmative determination that such director has no relationship which would interfere with the exercise of

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GOVERNANCE OF OUR COMPANY (continued)

independent judgment in carrying out the responsibilities of a director. When conducting its analysis, the board specifically considered all transactions discussed in "Related Person Transactions" on page 28 of this proxy statement. As a result of this review, the board affirmatively determined that all of its non-employee directors are independent and all directors serving on the standing committees of the board satisfy the independence requirements of NASDAQ and the SEC relating to directors and Audit, Compensation, and Nominating and Corporate Governance Committee members.

Executive Sessions of our Non-Management Directors

          The chairman of the board, or the independent lead director if the chairman is not independent, and the full board separately, have authority to require the board to meet in executive sessions outside the presence of management. The independent directors meet at regularly scheduled executive sessions without management at least twice per year. In the absence of an independent chairman, the independent lead director will act as chair at such meetings, and if no lead director has been appointed or if the lead director also is not present, the Nominating and Corporate Governance Committee chairperson shall preside over executive sessions and other meetings of the independent directors. The independent directors met in executive session outside the presence of management three times during fiscal 2018.

Board Self-Evaluation Process

          The Nominating and Corporate Governance Committee leads the annual board and board committee self-evaluation. For fiscal 2018, the process was conducted by survey at the May meetings, with each director completing a detailed questionnaire providing for quantitative ratings in key areas such as oversight of the Company's: (i) personnel development and succession plans; (ii) business strategy; (iii) risk and opportunities; and (iv) corporate governance. The questionnaire also covered board dynamics and leadership structure. The questionnaire sought subjective comment in each of these and the other areas covered by the questionnaire, to determine board effectiveness and opportunities for improvement. The feedback was provided on an anonymous basis to encourage honest and unrestrained feedback. The survey feedback is discussed with the chairman, independent lead director, and the chair of each board committee to ensure that actionable items are appropriately handled. In addition, all directors were provided a summary of the survey results and the chair of the Nominating and Corporate Governance Committee and our independent lead director jointly led a discussion regarding the feedback with the full board. The committee periodically reviews the self-evaluation process in an effort to continually improve board effectiveness.

Board Leadership Structure

          As noted in our Corporate Governance Guidelines, the board has no policy with respect to the separation of the offices of chairman of the board and chief executive officer. The board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the chairman and chief executive officer in any way that is in the best interests of the Company at a given point in time. As part of its annual self-evaluation process, the board evaluates whether the board leadership structure provides the optimal structure for the Company.

          Currently, our chief executive officer, Joseph J. DeAngelo, serves as chairman of the board, and Kathleen J. Affeldt serves as the independent lead director of the board. Our board believes that having a combined chairman/chief executive officer, independent members and chairs for each of our

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 23

GOVERNANCE OF OUR COMPANY (continued)

board committees, and an independent lead director currently provides the best board leadership structure for the Company. This structure, together with our other corporate governance practices, provides strong independent oversight of management while ensuring clear strategic alignment throughout the Company. Our lead director is an independent, non-employee director who is appointed by the independent directors of the board.

          Our board appointed Mr. DeAngelo to serve as chairman of the board based on the leadership qualities, management capability, knowledge of the business and industry, and long-term, strategic perspective he has demonstrated as our chief executive officer. The independent directors supported the appointment of Ms. Affeldt as our independent lead director, as she possesses the characteristics and qualities critical for an independent lead director. Having served as chairman of the board of BTE Technologies and as chair of the compensation of public companies, and having significant public board experience, Ms. Affeldt has the qualities and experience desired for an independent lead director — high personal integrity, significant board leadership experience, strong business acumen and operations history, and public company experience.

          Our Corporate Governance Guidelines require the chairman either to be independent or, if not, to be complemented by an independent lead director. A critical element for our board in supporting the current board leadership structure is the simultaneous adoption of robust and transparent duties for the independent lead director. These duties help facilitate our board's independent, objective, effective, and efficient oversight of our Company. Our board believes that an executive chairman working with an independent lead director who has strong, well-defined duties gives our board a strong leadership and corporate governance structure that best serves the needs of the Company today. The respective roles and responsibilities of the chairman of the board and independent lead director are set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance.

Board's Role in Risk Oversight

          Our board has overall responsibility for overseeing our risk management. Under its charter, the Audit Committee is responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions, and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt Practices Act policies, procedures and monitoring. The Audit Committee also oversees our corporate compliance and ethics programs, as well as the internal audit function. The board's other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee oversees the potential risks associated with our compensation policies and practices.

          In addition to the committees' work in overseeing risk management, our full board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed. The board also receives reports on risk management from senior officers of the Company and from the committee chairs. The board reviews periodic assessments from the Company's ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company's objectives.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 24

GOVERNANCE OF OUR COMPANY (continued)

          The Company's general counsel reports directly to our chief executive officer, providing the general counsel with visibility into the Company's risk profile. The Company's internal audit staff regularly reports to the Audit Committee, and our general counsel and our vice president of internal audit have regularly scheduled private sessions with the Audit Committee. The board believes that the work undertaken by the committees of the board, together with the work of the full board and our chief executive officer, enables the board to oversee effectively the Company's risk management function.

Corporate Governance Guidelines, Committee Charters, and Codes of Business Conduct and Ethics

          Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance. The charters for each of the Audit, Compensation, and Nominating and Corporate Governance Committees are also available on our investor relations website.

          We have a long-standing commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct and Ethics is applicable to all the representatives of our enterprise, including our executive officers and all other employees and agents of our Company and our subsidiary companies, as well as to our directors. A copy of our code of ethics is available on the corporate governance section of our investor relations website. Under this code of ethics, our associates are encouraged to talk to supervisors, managers, or other appropriate personnel when in doubt about the best course of action in a particular situation. Any violation of our code of ethics will be subject to appropriate discipline, up to and including dismissal from the Company or prosecution under the law.

          Our Code of Ethics for Senior Executive and Financial Officers, also available on our investor relations website, applies to our chief executive officer, chief financial officer, chief accounting officer, and any other senior executive or financial officer performing similar functions. Under this executive code of ethics, our executives are required, among other things, to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to provide full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company; to comply with applicable laws, governmental rules and regulations, including insider trading laws; and to promote the prompt internal reporting of potential violations or other concerns related to the code of ethics to the chair of the Audit Committee. We have also adopted a policy providing procedures by which our in-house and outside attorneys are to report material violations of applicable U.S. federal or state laws, or a material breach of a fiduciary duty, as required by SEC rules.

Committees of the Board of Directors

          Our board has three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance ("N&CG") Committee. Each current board committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 25

GOVERNANCE OF OUR COMPANY (continued)

          The following table shows the current members of each committee and the number of meetings held during fiscal 2018. Mr. DeAngelo is chairman of the board but does not serve on any board committee.

Director	Board		Audit		Compensation		N&CG

Kathleen J. Affeldt	✓	**			✓	*
Joseph J. DeAngelo	✓	*
Peter A. Dorsman	✓				✓		✓
Scott D. Ostfeld	✓				✓
Patrick R. McNamee	✓				✓		✓
Charles W. Peffer	✓		✓	*			✓
James A. Rubright	✓		✓				✓	*
Lauren Taylor Wolfe	✓		✓				✓

Number of Meetings	5		7		5		4

✓ = current board/committee member; * = chair; ** = independent lead director

          Audit Committee.    The Audit Committee has oversight responsibility for, among other things, assisting the board in reviewing our financial reporting and other internal control processes, our financial statements, the independent auditors' qualifications and independence, the performance of our internal audit function and independent auditors, and our compliance with legal and regulatory requirements and our code of ethics.

          During fiscal 2018, the Audit Committee held seven meetings. Each member of our Audit Committee meets the independence requirements of NASDAQ and the SEC, and each is financially literate. Our board has determined that Charles W. Peffer is an audit committee financial expert as defined by the SEC.

          Compensation Committee.    The Compensation Committee has oversight responsibility for, among other things, executive succession planning process, the compensation of our executive officers and directors, approving equity grants and other incentive arrangements, and authorizing employment-related agreements for our executive officers.

          During fiscal 2018, the Compensation Committee held five meetings. All directors serving on the Compensation Committee meet NASDAQ independence requirements and the "non-employee director" requirements of SEC Rule 16b-3. For additional information about the Compensation Committee's processes and the role of executive officers and compensation consultants in determining compensation, see "Compensation Discussion and Analysis" beginning on page 36 of this proxy statement.

          Nominating and Corporate Governance Committee.    The N&CG Committee has the responsibility for identifying and, as appropriate, recommending candidates for election to the board, reviewing the composition of the board and its committees, developing and recommending to the board corporate governance guidelines that are applicable to us, and overseeing board evaluations.

          During fiscal 2018, the N&CG Committee held four meetings. All directors serving on the N&CG Committee meet NASDAQ independence requirements for nominating and corporate governance committees.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 26

GOVERNANCE OF OUR COMPANY (continued)

Compensation Committee Interlocks and Insider Participation

          Kathleen J. Affeldt, Peter A. Dorsman, Scott D. Ostfeld, and Patrick R. McNamee were members of the Compensation Committee of our board during fiscal 2018. None of these directors is or was an employee or former employee of the Company.

          None of our executive officers serves as a member of a board or compensation committee of any entity that has one or more executive officers who serve on the Company's board or Compensation Committee.

Compensation Practices and Risk Management

          During fiscal 2018, management and the Compensation Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation program, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company. We believe that our compensation practices provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics that mitigate excessive risk-taking that could diminish our value.

    •
    The financial metrics used to determine the amount of an executive's annual cash bonus are measures that the Compensation Committee believes drive business profitability and reward our executives for incremental annual improvements in working capital while continuing to grow EBITDA. The Compensation Committee sets ranges for these measures intended to encourage success without encouraging excessive risk taking to achieve short-term results. In addition, the overall bonus cannot exceed two times the target amount no matter how much actual financial performance exceeds the ranges anticipated and established at the beginning of the year.

    •
    Vesting our annual equity awards over a minimum of three years for performance awards and four years for other equity awards ensures that our executives' interests align with those of our stockholders over the long term.

    •
    Incentive awards, including stock-based compensation, to our executive officers are subject to clawback pursuant to the Company's clawback policy.

    •
    All executive officers are subject to stock ownership guidelines and holding period requirements.

Meetings of the Board of Directors and Attendance at the Annual Meeting

          The board held five meetings during fiscal 2018. Each of our directors attended all board meetings, and all meetings of the committees of which he or she was a member, during fiscal 2018. Directors are encouraged to attend our annual meetings and all directors attended the 2018 annual meeting.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 27

GOVERNANCE OF OUR COMPANY (continued)

Succession Planning and Management Development

          We are focused on talent development at all levels within our organization. Among the Compensation Committee's key responsibilities is the responsibility to ensure that management establishes and the committee oversees an effective executive succession process. The board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to board members through formal presentations and informal events. More broadly, the board is regularly updated on key talent indicators for the overall workforce, including through diversity, recruiting, and development programs.

Policies and Procedures for Related Person Transactions

          We have adopted a written related person transactions policy under which related persons, namely our executives, directors, and principal stockholders, and each of their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with the Company in an amount exceeding $120,000, without the consent of our Audit Committee or a designated member of the Audit Committee. Any request for us to enter into or materially modify or amend such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person's interest in the transaction, and, if applicable, the impact on a director's independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of the transaction.

Related Person Transactions

Indemnification Agreements

          We have entered into an indemnification agreement with each of our directors. The indemnification agreements provide our directors with contractual rights to the indemnification and expense advancement rights provided under our Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreement.

Transactions with Other Related Parties

          In May 2015, James A. Rubright, an independent director, acquired a 24.5% interest in MPC Partnership Holdings, LLC (d/b/a Carroll Organization), which is the managing member of, and owns a minority interest in, affiliated apartment community owners. The Company had a preexisting relationship with the Carroll Organization pursuant to which its affiliated apartment community owners purchased products from the Company. On a consolidated basis, the Carroll Organization's affiliated apartment community owners purchased products from the Company of $5.46 million in fiscal 2018, $3.14 million in fiscal 2017, and $3.71 million in fiscal 2016. These transactions were conducted in the

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 28

GOVERNANCE OF OUR COMPANY (continued)

ordinary course of business on an arm's-length basis on terms and at prices management believes an unrelated third party would pay.

Communicating with our Board of Directors

          Any stockholder or interested party who wishes to communicate directly with our board, or with any individual director of our board, may do so by writing to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339 or by email at boardcommunications@hdsupply.com. Please specify to whom your letter should be directed. Once the communication is received and reviewed by the Corporate Secretary, it will be promptly forwarded to the addressee, as appropriate. Communications that are not related to the duties and responsibilities of the board, including advertisements, junk mail and mass mailings, solicitations for business, routine customer service complaints, new product or service suggestions, opinion survey pools, requests for employment, requests for contributions, or other inappropriate material will not be forwarded to our directors. Any communication alleging legal, ethical, or compliance issues by management, and any other matter deemed by the General Counsel and Corporate Secretary to be potentially material to the Company, will be promptly forwarded to the chair of the Audit Committee.

Policy Regarding Certain Transactions in Company Securities

          Through our Policy for Trading in Company Securities, we prohibit our directors, officers, and employees from engaging in the following types of transactions in Company securities:

          Short Sales.    Short sales evidence an expectation that the stock value will decline and signals to the market an absence of confidence in a company's short-term prospects. In addition, short sales may reduce the seller's incentive to improve company performance. For these reasons, we prohibit our directors, officers, and employees from engaging in short sales of the Company's securities. Moreover, Section 16(c) of the Exchange Act generally prohibits officers and directors from engaging in short sales.

          Publicly Traded Options.    A transaction in publicly traded options is, in effect, a bet on the short-term movement of a stock and may create the appearance of trading based on inside information. Transactions in options may also focus a person on short-term performance at the expense of a company's long-term objectives. Accordingly, we prohibit transactions in puts, calls, or other derivative securities with respect to Company securities.

          Hedging Transactions.    Hedging and monetization transactions allow a person to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, or through the establishment of a short position in a company's securities. These transactions allow the person to continue to own the security, but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as a company's other stockholders. We, therefore, prohibit our directors, officers, and employees from engaging in transactions that are designed to, or that may reasonably be expected to, have the effect of hedging or offsetting a decrease in the market value of Company securities.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 29

GOVERNANCE OF OUR COMPANY (continued)

          Pledging.    Securities held in a margin account may be sold by the broker without the customer's consent if the customer fails to meet a margin call. Similarly, securities pledged or hypothecated as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. A margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in a company's securities pursuant to a blackout period restriction. We, therefore, prohibit our directors, officers and employees from purchasing or borrowing against Company securities on margin, holding Company securities in a margin account, or pledging Company securities as collateral for a loan.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 30

OWNERSHIP OF SECURITIES

Securities Ownership of Certain Beneficial Owners and Management

          The following tables set forth information as of March 25, 2019 with respect to the beneficial ownership of our common stock by (i) each person known to own beneficially more than five percent of our common stock; (ii) each director; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. We are not aware of any pledges of our common stock which may at a subsequent date result in a change in control of the Company.

          The amounts and percentages of shares beneficially owned are reported on the basis of SEC rules and regulations governing the determination of beneficial ownership of securities. Under those rules and regulations, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of the determination date, which in the case of the following table is May 24, 2019. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

          The percentage of beneficial ownership is based on 170,753,038 shares of our common stock outstanding as of March 25, 2019.

          Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

          The following table sets forth information with respect to any person known to us to be the beneficial owner of more than five percent of our common stock, based on information in Schedule 13Gs filed with the SEC and Company records:

Name	Number of Shares Beneficially Owned	Percent

BlackRock, Inc.(1)	9,644,565	5.65%
FMR LLC(2)	20,846,482	12.21%
The VanGuard Group, Inc.(3)	18,182,542	10.65%

(1)
BlackRock, Inc. ("BlackRock"), a parent holding company, reporting on behalf of the following subsidiaries which acquired the shares, BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd., beneficially owns 9,644,565 shares. It has sole power to vote or direct to vote 8,431,332 shares and sole power to dispose of or to direct the disposition of 9,644,565 shares. BlackRock's address is 55 East 52nd Street New York, NY 10055.

(2)
FMR LLC ("FMR"), a parent holding company, filing on behalf of FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company, FMR Co., Inc. and Strategic Advisers, LLC., beneficially owns 20,846,482 shares. It has sole power to vote or direct to vote 664,717 shares and sole power to dispose of or to direct the

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 31

OWNERSHIP OF SECURITIES (continued)

  disposition of 20,846,482 shares. FMR Co., Inc. beneficially owns five percent or greater of total outstanding shares. Abigail P. Johnson is a director, the chairman and the chief executive officer of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all Series B stockholders have entered into a stockholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership or voting common shares and the execution of the stockholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. FMR's address is 245 Summer Street, Boston, Massachusetts 02210.

(3)
The VanGuard Group, Inc. ("VanGuard") beneficially owns 18,182,542 shares. It has sole power to vote or direct to vote 152,406 shares, shared power to vote or direct to vote 42,190 shares, sole power to dispose of or to direct the disposition of 18,018,676 shares and shared power to dispose of or to direct the disposition of 163,866 shares. Vanguard Fiduciary Trust Company, a VanGuard wholly-owned subsidiary, is the beneficial owner of 74,276 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a VanGuard wholly-owned subsidiary, is the beneficial owner of 167,720 shares as a result of its serving as investment manager of Australian investment offerings. VanGuard's address is 100 Vanguard Blvd., Malvern, PA 19355.

          The following table sets forth the beneficial ownership of our common stock as of March 25, 2019 by our current directors and nominees and named executive officers, calculated in accordance with SEC rules and regulations, and all of our directors and executive officers as a group. Unless otherwise indicated, the address for each individual listed below is c/o HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339.

Directors and Executive Officers	Shares Owned Directly(1)	Stock Options/Stock Units Exercisable Within 60 Days	Vested Deferred Stock Units(2)	Total Shares Beneficially Owned	Percent

Kathleen J. Affeldt	–	4,666	13,084	17,750	*
Peter A. Dorsman	–	3,192	9,931	13,123	*
Patrick R. McNamee	25,052	3,192	–	28,244	*
Scott D. Ostfeld	2,273	3,192	–	5,465	*
Charles W. Peffer	21,015	3,192	–	24,207	*
James A. Rubright	15,440	3,192	–	18,632	*
Lauren Taylor Wolfe	–	3,192	9,427	12,619	*
Joseph J. DeAngelo	467,525	376,976	–	844,501	*
Evan J. Levitt	37,461	203,955	–	241,416	*
Dan S. McDevitt	11,758	73,204	–	84,962	*
John A. Stegeman	77,270	95,174	–	172,444	*
Anna Stevens	4,601	17,129	–	21,730	*
William P. Stengel, II	8,541	–	–	8,541	*

Shares held by all directors and executive officers as a group (14 persons)	677,735	803,254	32,442	1,513,431.89%

*
Less than 1%

(1)
Mr. McNamee's ownership includes 3,868 shares held by a trust of which he and his spouse are beneficiaries and/or trustees. The ownership for Mr. Ostfeld represents vested stock compensation received for board service that was assigned to and settled in the name of JANA Partners, LLC. Mr. DeAngelo's ownership includes 140,000 shares held by a trust with respect to which his spouse serves as trustee. Mr. DeAngelo disclaims any beneficial ownership of the shares held by the trust. Mr. Levitt's ownership includes 1,500 shares held by a trust of which his children are residual beneficiaries. Mr. Levitt disclaims any beneficial ownership of the shares held by the trust.

(2)
Each deferred stock unit represents the right to receive one share of our common stock, par value $0.01 per share, in accordance with the director's election to defer the receipt of vested restricted stock units or to convert cash fees to our common stock. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 32

DIRECTOR COMPENSATION

2018 Director Compensation

          The following table sets forth the compensation earned or paid to our non-employee directors in fiscal 2018.

Name	Fees earned or paid in cash(1) ($)	Stock Awards(2) ($)	Total ($)

Kathleen J. Affeldt	176,028	190,000	366,028
Betsy S. Atkins	37,984	–	37,984
Peter A. Dorsman	111,250	129,978	241,228
Patrick R. McNamee	107,732	129,978	237,710
Scott D. Ostfeld	100,000	129,978	229,978
Charles W. Peffer	118,438	129,978	248,416
James A. Rubright	115,917	129,978	245,895
Lauren Taylor Wolfe	110,000	129,978	239,978

(1)
The values for the fees earned or paid in the cash column represent fees earned for services performed during fiscal 2018. Ms. Atkins resigned from board service in April 2018. Ms. Taylor Wolfe and Mr. Dorsman elected to convert their cash fees to company common stock to be settled on termination of their board service. Mr. Ostfeld has assigned his board compensation to JANA Partners, LLC.

(2)
The values for stock awards in this column represent the grant date fair value of the restricted stock units granted in fiscal 2018, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 10 — Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended February 3, 2019. The stock awards for the 2018 compensation year vest and will be settled in our common stock on May 17, 2019, with the exception that Ms. Affeldt, Ms. Taylor Wolfe and Mr. Dorsman have elected to defer settlement of their vested stock awards until termination of board service. Ms. Atkins forfeited her 2017 stock award that was scheduled to vest on May 17, 2018 on resignation from board service in April 2018.

2018 Stock Awards

          The aggregate number of stock awards made under our Board of Directors Compensation Policy and outstanding as of fiscal year ended February 3, 2019 for each of our non-employee directors in fiscal 2018 are set forth below.

Name	Restricted Stock Units (#)

Kathleen J. Affeldt	4,666
Peter A. Dorsman	3,192
Patrick R. McNamee	3,192
Scott D. Ostfeld	3,192
Charles W. Peffer	3,192
James A. Rubright	3,192
Lauren Taylor Wolfe	3,192

Narrative Discussion

          The following is a narrative discussion of the material factors we believe are necessary to understand the information disclosed in the director compensation table.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 33

DIRECTOR COMPENSATION (continued)

          The Compensation Committee is responsible for reviewing and recommending to the board the compensation of our non-employee directors. Our board establishes non-employee director compensation after considering recommendations made by the Compensation Committee. The Compensation Committee and the board review the compensation level of our non-employee directors on a biennial basis. Since 2009, the Company has engaged Pearl Meyer to provide input with respect to our non-employee director compensation, including a market review of the competitiveness of total compensation. For further information, see "Compensation Consultant and Use of Comparator Data" on page 42. We believe that the compensation paid to our non-employee directors is reasonable and appropriate, in line with market practice, and is in the best interests of the Company and our stockholders because it allows us to attract and retain highly qualified non-employee directors which is critical to our long-term success.

          Director compensation is provided pursuant to our Board of Directors Compensation Policy. Mr. DeAngelo, Chairman, President and Chief Executive Officer, does not receive any compensation for service as a director. The director compensation year runs from the date of each annual stockholders meeting. As a matter of good corporate governance, the Omnibus Incentive Plan approved by our stockholders in May 2017 provides a maximum limit of $750,000 on director compensation (both cash and equity awards) for any board compensation year. The elements of our director compensation program are discussed in more detail below.

Equity Compensation

          Each non-employee director receives an annual equity award in the form of restricted stock units under the Company's Omnibus Incentive Plan. The number of restricted stock units is determined by dividing $130,000 ($190,000 for the independent lead director) by the closing stock price of a share of our common stock on the grant date, which is the date of our annual stockholders meeting. Each restricted stock unit represents the contingent right to receive one share of our common stock. The restricted stock units vest on the earliest of: (1) the one-year anniversary of the grant date, (2) the Company's next annual stockholders meeting, or (3) a change in control, and will be settled upon vesting unless the director elects to defer settlement until termination of board service. A pro rata portion of the award vests upon termination of the director's service due to death, disability, or age 75 retirement based on the number of days of service during the year of termination. Equity compensation is prorated for directors who serve less than the full compensation year. Except as described above for terminations due to death, disability, or age 75 retirement, restricted stock units are forfeited on termination of board service before the awards have vested.

Cash Compensation

          Each non-employee director is paid an annual cash retainer for board service of $90,000, payable in installments at each quarterly board meeting. In addition, each non-employee director appointed to serve as a member of a standing board committee receives an annual cash retainer as follows: $12,500 for Audit Committee members; $10,000 for Compensation Committee members; and $7,500 for Nominating and Corporate Governance Committee members. Committee chairs are not eligible to receive the committee retainer, but instead receive a committee chair retainer as follows: $25,000 for the Audit Committee chair; $20,000 for the Compensation Committee chair and $15,000 for the Nominating and Corporate Governance Committee chair. Any non-employee board chairman would receive an annual cash retainer of $25,000, and the independent lead director receives an annual cash

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 34

DIRECTOR COMPENSATION (continued)

retainer of $75,000, in each case, that is in addition to the other cash retainers. Cash fees are prorated for directors who serve less than the full compensation year.

          Directors may elect to convert their cash fees into Company common stock in the form of deferred stock units. Each deferred stock unit represents the right to receive one share of our common stock. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

Travel Expense Reimbursements

          Directors are reimbursed for their reasonable expenses related to board membership, including first-class airfare on a commercial airline for travel to board meetings or for other Company business.

Stock Ownership Guidelines and Holding Period Requirements

          Our independent directors are expected to own shares of our common stock valued at five times the annual cash board retainer (or $450,000) within five years of their appointment or election to the board, under the terms of the Stock Ownership Guidelines adopted by the Compensation Committee. Directors are required to hold 50% of their vested stock awards until the ownership guidelines are satisfied. Certain directors have elected to defer settlement of their vested restricted stock units and deferred stock units until termination of board service. These deferred vested stock units are deemed owned for purposes of the stock ownership guidelines. Shares assigned by a director to, and that are held by, a significant Company stockholder are deemed owned by the director for purposes of the stock ownership guidelines if the director is a representative or employee of such stockholder and is prohibited from personally holding shares of Company common stock due to the internal policies of such significant stockholder and its associated investment funds.

          All directors, other than the directors who joined the board during 2017, satisfy the ownership guidelines of five times the annual cash board retainer.

Director Orientation and Continuing Education

          We provide orientation for new directors, and provide our directors with materials or briefing sessions on subjects that we believe will assist them in discharging their duties. We also engage third parties to provide either in-boardroom or dinner meeting education to our directors. To supplement the education we provide, we encourage our directors to attend external programs and reimburse up to $5,000 annually for the costs of attending such programs.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 35

EXECUTIVE COMPENSATION

          The following Compensation Discussion and Analysis provides information regarding the material elements of our fiscal 2018 compensation program for our "named executive officers," also referred to as our "NEOs." The named executive officers for fiscal 2018 are as follows:

    •
    Joseph J. DeAngelo – Chairman, President and Chief Executive Officer ("CEO")
    •
    Evan J. Levitt – Senior Vice President, Chief Financial Officer and Chief Administrative Officer
    •
    Dan S. McDevitt – General Counsel and Corporate Secretary
    •
    Anna Stevens – Vice President, Chief People Officer
    •
    John A. Stegeman – Executive President, HD Supply & President of Construction & Industrial – White Cap
    •
    William P. Stengel – Former President and Chief Executive Officer, HD Supply Facilities Maintenance

          The Compensation Committee (for purposes of this Compensation Discussion and Analysis, the "Committee"), pursuant to its charter, is responsible for establishing, implementing, and reviewing on an annual basis our compensation programs and the compensation paid to our NEOs.

Executive Summary

2018 Executive Compensation Changes

          During fiscal 2017, the Committee initiated a comprehensive review of the executive compensation program that was led by the Committee's independent consultant with input from executive leadership. In 2017, 97.23% of the say-on-pay votes cast were in favor of our executive compensation program. With input from the Committee's independent consultant, and taking into consideration the Company's say-on-pay vote outcome, the Committee approved the following primary changes for fiscal 2018.

    •
    Base salaries were increased for Mr. McDevitt and Ms. Stevens to reflect executive performance and to improve competitive positioning; based on the market competitiveness of their base salary and company performance, Messrs. DeAngelo, Levitt, Stegeman and Stengel did not receive a merit increase;
    •
    The Annual Incentive Plan for Executive Officers ("AIP") plan design and target opportunities remained unchanged from fiscal 2017;
    •
    The same target long-term incentive grant values were maintained for our CEO and Ms. Stevens, increased for Messrs. McDevitt and Stegeman, and decreased for Messrs. Levitt and Stengel; adjustments to the grant values were based on a subjective assessment of a variety of factors, including experience, performance, long-term potential, internal pay equity, tenure and retention value, and to manage total compensation within a reasonable range of the median within our comparator group; and
    •
    Performance awards were added to the long-term incentive mix for fiscal 2018, increasing the pay-for-performance nature of our long-term incentive program while creating additional focus and accountability on achieving and sustaining long-term earnings per share and free cash flow growth. See below for additional details.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 36

EXECUTIVE COMPENSATION (continued)

          After giving effect to these changes, the following charts reflect the target pay mix for the CEO and the other NEOs for fiscal 2018:

CEO 2018 TARGET TOTAL DIRECT COMPENSATION MIX	OTHER NEOs 2018 TARGET TOTAL DIRECT COMPENSATION MIX

2018 Company Performance Results

          The Company achieved the following results for fiscal 2018:

    •
    Net sales increased $926 million, or 18.1%, as compared to fiscal 2017. On an organic basis, net of changes to selling days, Net sales increased $473 million, or 9.2%, as compared to fiscal 2017
    •
    Net income decreased $576 million to $394 million for fiscal 2018, as compared to $970 million for fiscal 2017, primarily due to a $732 million gain, net of tax, in fiscal 2017 from the sale of a discontinued business.
    •
    Income from continuing operations increased $224 million, as compared to fiscal 2017, to $391 million for fiscal 2018
    •
    Gross profit increased $342 million, or 16.8%, as compared to fiscal 2017
    •
    Gross profit as a percent of net sales was down approximately 40 basis points to 39.3%, as compared to 39.7% for fiscal 2017
    •
    Net income per diluted share decreased $2.84 to $2.17, as compared to $5.01 for fiscal 2017
    •
    Income from continuing operations per diluted share increased $1.29 to $2.15, as compared to $0.86 for fiscal 2017
    •
    Operating income increased $116 million, or 19.1%, as compared to fiscal 2017
    •
    Adjusted net income per diluted share was $3.40 for fiscal 2018, as compared to $2.31 for fiscal 2017
    •
    Adjusted EBITDA increased $140 million, or 19.2%, as compared to fiscal 2017
    •
    Adjusted net income increased $172 million, or 38.5%, as compared to fiscal 2017
    •
    Working capital excluding cash and cash equivalents, increased $106 million from January 28, 2018 to February 3, 2019
    •
    Total stockholder return for fiscal 2018 was 5.8%

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 37

EXECUTIVE COMPENSATION (continued)
    •
    A portion of the total stockholder return was attributable to $604 million in share repurchases during the year

          In addition to the above performance highlights, the Company accomplished significant debt reduction and ongoing interest savings objectives during the year.

    •
    We entered into an interest rate swap agreement with a notional amount of $750 million, effectively converting a portion of the variable rate Term Loans to a fixed rate;
    •
    We entered into the Sixth amendment to our Senior Term Loan facility, which, among other things, extended the facility's maturity to October 2023 and reduced the applicable premium to 1.75%; and
    •
    We used the net proceeds from the issuance of $750 million of 5.375% Senior Unsecured Notes due 2026, together with available cash and borrowings under our Senior ABL Facility, to redeem all of the outstanding $1,000 million aggregate principal of our 5.75% Senior Unsecured Notes due 2024.

          In addition to an extension of maturities, these transactions reduced our sensitivity to rising interest rates and resulted in interest savings of approximately $14 million annually.

          The Company supplements its reporting of net income with non-GAAP measurements, including adjusted EBITDA, adjusted net income, adjusted net income per diluted share, and net debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding adjusted EBITDA, adjusted net income, adjusted net income per diluted share, and net debt referred to herein, including a reconciliation, if available, to the most comparable GAAP measure, is included under Management's Discussion and Analysis of Financial Condition and Results of Operations—Key business metrics—Adjusted EBITDA and Adjusted Net Income in our annual report on Form 10-K filed by the Company on March 19, 2019.

2018 Executive Compensation and Pay-for-Performance Results

          The Company's strong financial results and shareholder returns in fiscal 2018 yielded strong payouts and potential values for executives under the Company's short-term and long-term incentive programs, as follows:

    •
    AIP payouts were earned at 141.55% of target for Messrs. DeAngelo, Levitt and McDevitt and Ms. Stevens;
    •
    AIP payout was earned at 132.31% of target for Mr. Stegeman;
    •
    Stock options and restricted stock awards granted in March 2018 accrued value commensurate with the increase in stock price ($36.54 on grant date and $41.95 at fiscal year end); and
    •
    It is management's current expectation that performance-based stock awards granted in March 2018 are on track to be earned at or above target based on cumulative adjusted earnings per share and cumulative free cash flow results in the first year of the three-year performance period for these awards. See Compensation Discussion and Analysis – Components of Compensation – Annual Equity Grants on pages 48-50 for additional information regarding the performance awards.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 38

EXECUTIVE COMPENSATION (continued)

          With respect to CEO pay, the following illustrates target versus realizable pay for fiscal 2018:

CEO 2018 Target vs. Realizable Compensation

          The following definitions were used for realizable pay:

    •
    Base Salary: actual base salary earned during fiscal 2018 (target base salary is based on the 12-month merit cycle that begins in March)
    •
    Short-Term Incentive: actual short-term incentive paid for fiscal 2018 performance
    •
    Restricted Stock: fiscal year end value of restricted stock awards granted in March 2018 (all unvested at fiscal year end)
    •
    Options: fiscal year end in-the-money value of stock options granted in March 2018 (all unvested at fiscal year end)
    •
    Performance awards: fiscal year end intrinsic value of target level performance award grant in March 2018 (all unvested at fiscal year end)

          None of the equity value shown in the chart above was vested as of fiscal year end, which the Committee believes provides strong ongoing performance and retention strength.

          In evaluating fiscal 2018 performance and pay results, the Committee believes it reflects strong alignment between pay and performance, while also allowing the Company to attract and retain talent.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 39

EXECUTIVE COMPENSATION (continued)

The Committee also believes that the Company has sound overall governance processes, practices, and policies, as evidenced by the following:

What We Do	What We Don't Do or Allow

✓

executive sessions without management

✓

independent compensation consultant

✓

review of total compensation tally sheets

✓

annual compensation risk assessment

✓

significant amount of pay "at risk"

✓

significant use of equity-based pay

✓

minimum three year vesting on equity awards

✓

capped incentive opportunities

✓

clawback policy upon a restatement

✓

robust stock ownership requirements

✓

performance-based equity awards added for 2018

✗

excessive severance

✗

single trigger equity acceleration on a change in control where awards honored or assumed

✗

parachute excise tax gross-ups

✗

option repricing or buyouts

✗

hedging, pledging, or short sales of our securities

Determining Executive Compensation

          The Committee oversees and directs our executive compensation process and plan designs. Working under the guidance and direction of the Committee and its independent compensation consultant, our human resources team develops and implements programs that we believe are aligned with the strategies and philosophies embraced by the Committee and our Company. Our finance team heavily supports the process by providing financial analysis and input and review of program design. Except with respect to his own compensation, our CEO has final management-level review of any compensation program before it is sent to the Committee for consideration and approval. The Committee has the task of evaluating and approving our material compensation programs, including our equity compensation program. Management frequently consults with the Committee during the design process to obtain its direction and feedback on how the design of our executive compensation programs support the overall strategy of the Company. As described below, data from outside consultants are also used during the design process to obtain further insight into the features of our compensation program.

          We consider the cost (including aggregate share usage and dilution) of the various components of our compensation program in evaluating the overall balance and reasonableness of our executives' total direct compensation packages. We review total compensation levels for executive officers at least annually through the use of tally sheets that quantify each element of direct and indirect compensation provided to individual executives and the portion of the executive's total compensation represented by each element of compensation. This annual review of tally sheets also includes information on the value of executives' unexercised stock options and unvested performance awards and outstanding stock awards, as well as an evaluation of the payments and benefits that would be paid to executive officers in the event of termination of employment, including retirement or following a change in control of the Company. The tally sheets provide useful context but do not materially impact executive compensation decisions.

          Our CEO provides the Committee with a performance assessment for each of the other current NEOs. Our CEO, chief financial officer, chief people officer, and general counsel generally attend

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 40

EXECUTIVE COMPENSATION (continued)

regularly scheduled quarterly Committee meetings, but are not present for the executive sessions or for any discussion of his or her own compensation. The Committee approves the amount and form of each element of compensation (including base salary, annual cash incentive compensation, equity-based incentive compensation, benefits, and perquisites) for the CEO and approves each element of compensation for our other executive officers after considering performance assessments and compensation recommendations made by management. The Committee may not delegate its authority for approval of executive officer compensation.

          Since 2009, the Committee has engaged Pearl Meyer, a leading executive compensation advisor, to provide input with respect to our executive compensation programs, including a market review of the competitiveness of total compensation of our executives and a review of our equity program. A representative from Pearl Meyer attends our Committee meetings. For further information, see "Compensation Discussion and Analysis – Compensation Consultant and Use of Comparator Data" on page 42.

Philosophy and Objectives

          Our Company and our aspiration to be "First Choice" are built on the mission of "One Team, Driving Customer Success and Value Creation," a philosophy we believe is best embodied by our SPIRIT values:

Service:	Help our customers succeed by delivering exceptional service and the best total value experience
Performance:	Exceed our commitments every day to our team, customers, suppliers, stockholders and communities
Integrity:	Always do the right thing and always take the high road
Respect:	Treat team members the way you would like you and your family to be treated
Innovation:	Seek new and creative ways to build a reliable, effective and efficient chain of execution for our customers
Teamwork:	Win together by creating an environment where every individual puts the team first

          The Committee and our management believe that fostering these values requires a performance culture geared toward customer success and sustainable, long-term profitability. The Company's compensation programs are designed to reward achievement of these goals, thereby attracting and retaining talent that will contribute to such a culture. In particular, our executive compensation programs are intended to meet the following objectives:

    •
    Balance commitment, long-term financial success, short-term operational excellence, and achievement of short-term goals. This balance includes, but is not limited to, driving profitable growth while aligning our executives' long-term interests with stockholders' interests.
    •
    Attract, retain, motivate, and reward our top executive talent.
    •
    Differentiate rewards based on outstanding individual performance so as to promote a high-performance culture geared toward customer success and sustainable, long-term profitability.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 41

EXECUTIVE COMPENSATION (continued)

          In addition, we intend that our compensation programs will be aligned with:

    •
    Our business strategy:  Our compensation programs link pay to our business strategy by rewarding executives upon achievement of profitability, long-term growth, excellence in achievement of short-term operational and financial goals, and by reinforcing the "One Team" philosophy.

    •
    Our stockholders' interests:  Through the strategic use of equity-based compensation, the total compensation of our executives is directly linked to the sustained value they create for our stockholders.

    •
    Our goal of retaining and motivating key talent:  To retain the best executive talent, the total compensation opportunity is designed to provide attractive levels of compensation if performance targets are met and upside opportunity when performance targets are exceeded.

Compensation Consultant and Use of Comparator Data

          During fiscal 2018, the Company requested and received information from Pearl Meyer with respect to potential conflicts of interest, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies and procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Committee; (5) any Company stock owned by the individual consultants involved in the engagement; (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. Based on an assessment of these factors, including information gathered from directors and executive officers addressing business or personal relationships with the consulting firm or the individual consultants, the Compensation Committee concluded that the work of Pearl Meyer did not raise any conflict of interest.

          In general, neither the Company nor the Committee has exclusively relied on any of the data or advice received from Pearl Meyer as to the amount of any particular item of compensation. Pearl Meyer provides input which the Company and Committee take into consideration, as the case may be, on the particular element of compensation under consideration.

          The Committee reviews compensation levels and practices at comparator companies in setting the compensation of our NEOs and when reviewing or establishing the Company's compensation programs for other associates. The information is used to help the Committee better understand the competitive market and how executives are compensated at other companies that are similar in size or industry or with whom we compete for talent.

          We seek comparators that share a similar industrial distribution model or are a direct competitor to a specific business unit. Companies are, therefore, included in the comparator group because they (1) operate in the same business as the Company or one of our business units (industrial distribution of building supplies), (2) operate in a similar business (distribution of any product), or (3) operate in a similar business model (business to business). The comparator group was developed by Pearl Meyer, with input from management and the Committee, and has been used to provide input into both the

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 42

EXECUTIVE COMPENSATION (continued)

value of total compensation for executives as well as the relative value of each component of compensation. We do not rely on percentile rankings of compensation within the comparator group to determine specific compensation amounts for the NEOs; rather, the comparator group is used to identify programs and levels of pay which management and the Committee consider when evaluating our own programs.

          For fiscal 2018 compensation decisions, the following comparator group has been used, consisting of companies in the same or similar business or having a similar business model:

2018 Comparator Group

Anixer International, Inc.	Henry Schein, Inc.	Stanley Black & Decker, Inc.
AutoZone, Inc.	LKQ Corp.	The Sherwin-Williams Company
CDW Corporation	Masco Corporation	United Rentals, Inc.
Fastenal Co.	MSC Industrial Direct Co., Inc.	Watsco, Inc.
Flowserve Corp.	Owens & Minor, Inc.	WESCO International, Inc.
Genuine Parts Co.	Ryder System, Inc.	W.W. Grainger, Inc.

          The Committee conducted a review of the comparator group during fiscal 2018, with input from Pearl Meyer, to ensure that the comparator group continues to remain relevant from an industry and size perspective in light recent acquisition and disposition transactions by the Company. Based on the review, the Committee approved the following comparator group to inform compensation decisions beginning in fiscal 2019.

2019 Comparator Group

Applied Industrial Technologies, Inc.	LKQ Corp.	WESCO International, Inc.
Beacon Roofing Supply, Inc.	MRC Global, Inc.	W.W. Grainger, Inc.
CDW Corporation	MSC Industrial Direct Co., Inc.	Univar, Inc.
Fastenal Co.	United Rentals, Inc.
Henry Schein, Inc.	Watsco, Inc.

          As a secondary market reference, the Committee may also review the compensation levels and practices at local competitors for executive talent, including the following companies, beginning with compensation decisions in fiscal 2019:

2019 Secondary Market Reference – Talent Competitors

Mohawk Industries, Inc.	Graphic Packaging Holding Company
PulteGroup, Inc.	Flowers Foods, Inc.
AGCO Corporation	Aaron's, Inc.
NCR Corporation	BMC Stock Holdings, Inc.
Asbury Automotive Group, Inc.	Carter's, Inc.

Components of Compensation

          The Company believes that the compensation programs it maintains are important in achieving the compensation goals described above. For fiscal 2018, the principal components of compensation for the NEOs were base salary, annual cash incentives, annual equity incentives, and benefits and perquisites.

          While our NEOs do not have employment agreements with the Company, each of our NEOs is party to an at-will employment offer letter which may contain certain employment arrangements,

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 43

EXECUTIVE COMPENSATION (continued)

including severance payments. Each of our NEOs is also party to a change in control agreement. These arrangements are discussed more fully under "Potential Payments upon Termination or Change in Control" on pages 60-61.

          Each of the components of compensation for the NEOs is discussed below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 44

EXECUTIVE COMPENSATION (continued)

          The design of each component of compensation fits into the overall executive pay program and supports the philosophy and objectives previously discussed in the following manner:

Pay Component	Objective of Pay Component	Key Measures

Base salary	• Provides competitive pay while managing fixed costs	• Individual performance and contribution
	• Rewards an executive for exemplary achievements against non-financial goals	• Scope of responsibilities
• Experience
• Achievement of non-financial goals
Annual cash incentives	• Focuses on short-term operational metrics that drive and support our long-term strategy	• Achievement of agreed upon operating plan goals in profitability and working capital
	• Where applicable, creates incentives for performance based on performance of individual NEO's business unit	• Achievement of agreed upon performance goals of individual business unit
Annual equity incentives	• Aligns executive interests to stockholder interests by rewarding long-term focus on profitability and value creation for the enterprise	• Growth in stock value
	• Assists in the retention of key talent	• Growth in adjusted earnings per share and free cash flow
	• Creates an "ownership culture"	• Employment retention through the vesting period of equity awards
Benefits and perquisites	• Benefits provide a safety net of protection in the case of illness, disability, or death	• Benefits are provided to executives on the same basis as provided to our salaried associates
	• Perquisites generally enable the executive to perform their duties efficiently and minimize distractions	• Perquisites are valued by our executives at minimal cost to us
Change in control benefits	• Focuses management on acting in the best interests of our stockholders in a change in control context	• Double trigger — benefits paid upon occurrence of a change in control and involuntary or constructive termination

Base Salary

          Base salaries are established at levels designed to attract and retain top executive talent while managing fixed costs at an appropriate level. The determination of any particular executive's base salary

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 45

EXECUTIVE COMPENSATION (continued)

is based on personal performance and contribution, experience in the role, changes to the scope of responsibilities, market rates of pay, and internal equity. The fiscal 2018 salary increases were based on these factors, but were primarily focused on bringing base salary closer to market rates of pay based on comparator group benchmarking for the position. Messrs DeAngelo, Levitt, Stegeman and Stengel did not receive a merit increase for fiscal 2018 based on the market competitiveness of their salary and Company performance.

          The following summarizes the salary increases for fiscal 2018 for each NEO:

Name	2017	2018	$ Increase	% Increase

Joseph J. DeAngelo (CEO)	1,000,000	1,000,000	-	-
Evan J. Levitt (CFO)	522,501	522,501	-	-
Dan S. McDevitt	351,450	386,595	35,145	10
John A. Stegeman	792,227	792,227	-	-
Anna Stevens	325,500	374,325	48,825	15
William P. Stengel, II	500,000	500,000	-	-

          Each year, our CEO, with input from human resources, proposes base salary increases, if any, for all NEOs, excluding himself, based on the foregoing factors and the Company's merit increase budget prepared by management. His proposal is subject to review and approval (with or without modifications) by the Committee after consideration of these factors. Our human resources team works directly with the Committee with respect to any changes to Mr. DeAngelo's base salary, and any changes are approved by the Committee, after the board conducts our CEO's annual performance review. Our CEO is not present during voting or deliberations on his compensation.

          The salary increase is effective for the 12-month period beginning in March of each year; the salary reported in the Summary Compensation Table on page 54 is base salary earned during the relevant fiscal year.

Annual Cash Incentives

          Annual cash incentives are designed to focus the NEOs on producing superior results against key financial metrics relevant to the Company as a whole or to the individual business unit(s) that the NEO leads. By tying a significant portion of the executive's total annual cash compensation to annual variable pay, we reinforce our "pay for performance" culture and focus our executives on critical short-term financial and operational objectives which also support our long-term financial goals.

          All of our NEOs participate in the AIP, which provides cash-based incentives dependent on annual results against the key financial metrics described below. AIP target payouts to our NEOs are expressed as a percentage of base salary. Annually, these percentage targets are reviewed against comparator data and adjusted, if necessary, based on the Committee's estimation of what level of targeted payouts is necessary to retain, motivate, and reward our executives.

          For fiscal 2018, the AIP performance payout weighting was based on an 80% adjusted earnings before interest, taxes, depreciation, and amortization target ("Adjusted EBITDA") and on a 20% average working capital as a percentage of sales target ("AIP-Working Capital"). Adjusted EBITDA for the fiscal 2018 AIP performance payout is Adjusted EBITDA as defined in the Company's fiscal 2018 annual report on Form 10-K. Additional information regarding Adjusted EBITDA referred to herein is included under Management's Discussion and Analysis of Financial Condition and Results of

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 46

EXECUTIVE COMPENSATION (continued)

Operations—Key business metrics—Adjusted EBITDA and Adjusted Net Income (Loss) in the annual report on Form 10-K for the fiscal year ended February 3, 2019. AIP-Working Capital is computed by averaging the gross working capital at the end of each fiscal month divided by the fiscal year sales. Gross working capital was selected to focus on operational working capital and to mitigate any incentive to alter results through adjustments to accruals or reserves.

          For fiscal 2018, we viewed Adjusted EBITDA as the key operating metric that would drive business profitability. The AIP-Working Capital measure is intended to increase the focus on cash management across the Company, to avoid creating disincentives for investment in growth, and to reward teams for incremental annual improvements in working capital while continuing to grow EBITDA.

          These results were measured at various levels for each NEO based on their role and responsibilities, as follows:

    •
    DeAngelo, Levitt, McDevitt, and Stevens – Consolidated Global Support Center (GSC);
    •
    Stegeman – HD Supply Construction & Industrial-White Cap (85%); Home Improvement Solutions (HIS) (10%); and HD Supply Canada (5%);
    •
    Stengel – HD Supply Facilities Maintenance.

          The following are the performance and payout scales that were approved by the Committee in March 2018 for the fiscal 2018 annual cash incentives for NEOs, as well as the actual performance results for 2018.

	Adjusted EBITDA(80% Weight)						AIP-Working Capital % of Sales (20% Weight)
($ in millions)	GSC ($)	C&I White Cap ($)	C&I Canada (CAN$)	Facilities Maintenance ($)	HIS ($)	Payout % of Target	GSC (%)	C&I White Cap (%)	C&I Canada (%)	Facilities Maintenance %	HIS (%)	Payout % of Target

Threshold	771.2	231.6	14.8	499.2	29.2	25	19.3	20.6	22.4	19.0	12.9	50
Target	835.9	254.1	16.2	536.6	32.4	100	18.2	19.4	21.2	17.9	12.2	100
Stretch	868.5	279.5	17.8	557.5	34.7	150	17.1	18.3	19.9	16.9	11.4	150
Maximum	894.4	298.3	24.2	574.1	37.3	200	16.0	17.1	18.6	15.8	10.7	200

Actual Performance	871.2	280.4	16.9	546.0	31.8		18.5	19.9	20.1	18.1	12.3
Payout % of Target	155.14	152.46	122.68	122.40	85.86		87.21	79.92	143.23	91.40	92.37

          Based on the pre-approved goals and payout ranges, and actual results, the following summarizes the actual amounts earned by each NEO under the fiscal 2018 AIP:

		Target AIP Opportunity
				Weighted Avg Payout % of Target
Name	Base Salary	% Salary	$ Value		Actual AIP Award(1)

Joseph J. DeAngelo (CEO)	1,000,000	150	1,500,000	141.55	2,123,310
Evan J. Levitt (CFO)	522,501	75	391,876	141.55	554,715
Dan S. McDevitt	386,595	50	193,298	141.55	273,620
John A. Stegeman	792,227	100	792,227	132.31	1,048,234
Anna Stevens	374,325	50	187,163	141.55	264,936
William P. Stengel(1)	500,000	75	375,000	116.20	435,750

(1)
Mr. Stengel received a severance payment in an amount equal to the fiscal 2018 AIP award he would have received based on HD Supply Facilities performance had his employment continued through fiscal year end. The payment is included in the All Other Compensation column of the Summary Compensation Table as a severance payment. See footnote 5 to the Summary Compensation Table on page 55 for details of Mr. Stengel's separation agreement.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 47

EXECUTIVE COMPENSATION (continued)

Annual Equity Incentives

          Our NEOs participate in the Company's long-term incentive plan, which provides annual equity grants to our NEOs under the Company's Omnibus Incentive Plan that was approved by our stockholders in May 2017 (the "Omnibus Plan"). The Omnibus Plan is an amendment and restatement of the Company's 2013 Omnibus Stock Incentive Plan (the "2013 Plan"), which replaced and succeeded the HDS Investment Holding, Inc. Stock Incentive Plan ("Prior Plan") that was adopted by the board shortly following our separation from Home Depot in 2007 (collectively, the Omnibus Plan, 2013 Plan and the Prior Plan are referred to as the "Stock Plan"). Upon adoption of the 2013 Plan, the Prior Plan terminated and no future awards may be made under that plan. However, awards previously granted under the Prior Plan are unaffected by its termination.

          The Company believes that granting equity awards under the Stock Plan is an effective way to align executive performance to our key goal of increasing value for the Company's stockholders. The view of the Committee is that, assuming that our management is successful in increasing the value of the Company, equity awards under the Stock Plan will have a high potential value for all participants as a percentage of total compensation. The vesting component is intended to maximize the retentive effect of the equity grants.

          During 2017, the Committee, with the assistance of its independent compensation consultant, conducted a thorough review of the Company's short-term and long-term incentive plans. Based on this review, the Committee approved a change to the long-term incentive program for 2018 to add performance awards to the annual grant mix for the named executive officers. The grant mix for 2018 is 50% stock options, 25% restricted stock, and 25% performance awards. The Committee believes that adding performance awards to the long-term incentive mix increases the pay-for-performance nature of the long-term incentive program while creating additional focus and accountability for achieving and sustaining long-term adjusted earnings per share and free cash flow growth.

          The performance award is tied to cumulative adjusted earnings per share (50% of the award) and cumulative free cash flow (50% of the award) over a three-year period (fiscal 2018-fiscal 2020), with a payout opportunity, assuming a threshold level of performance is achieved, of 50% at threshold, 100% at target and 200% maximum, interpolated for performance between threshold/target and target/maximum achievement levels, with new three-year performance period grants made annually. "Cumulative adjusted earnings per share" means the sum of the adjusted net income per diluted weighted-average common shares outstanding for each fiscal year during the three-year performance period. Adjusted net income is defined as net income (loss) less income from discontinued operations, net of tax, further adjusted for loss on extinguishment of debt and certain non-cash, non-recurring, non-operational, or unusual items, net of tax. "Cumulative free cash flow" means the cumulative net cash provided by (used in) operating activities, reduced by capital expenditures for the period, as such terms are defined by U.S. GAAP. Additional information regarding free cash flow is included under Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity, capital resources and financial condition—External Financing" in our annual report on Form 10-K for the fiscal year ended February 3, 2019.

          Performance award shares are granted at the target level of performance. Participants receive payouts in the form of common stock at the end of the performance period in amounts determined by the extent to which the established performance goals were met. The Committee may adjust the performance goals for any performance period as it deems equitable in recognition of unusual or

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 48

EXECUTIVE COMPENSATION (continued)

non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

          Quantitative performance targets for the awards, and actual performance relative to these targets, will be disclosed after the performance period is completed in January 2021 and actual Company results for the performance period have been fully disclosed. We believe that disclosure of targets relating to future periods could result in substantial competitive harm to the Company since the targets reflect our plans and aspirations to grow our business and may be interpreted as guidance by some investors and provide our competitors significant insight into our internal strategic plans over the next three years. The performance targets are cumulative for the three-year performance period and are not annual targets. The intent is to set targets sufficiently high to provide incentive to achieve a high level of performance. The Committee believes that the targets are appropriate in light of our revenue for prior years, our internal forecast, and the macroeconomic and industry environments at the time of grant. The target-level performance goals can be characterized as requiring strong performance, meaning that although attainment of this performance level is uncertain, it can be reasonably anticipated based on the Company's historical performance that target performance may be achieved, while the threshold target is more likely to be achieved and the maximum target requires more aggressive levels of performance and is less likely to be achieved. Based on Company results for fiscal 2018 and completion of the first year of the performance period, it is management's current expectation that the fiscal 2018 performance awards are on track to pay at or above target.

          The Committee made an annual equity grant to NEOs in March 2018 in the form of nonqualified stock options (50% of grant value), restricted stock awards (25% of grant value other than for Ms. Stevens), and performance awards (25% of grant value other than for Ms. Stevens). Ms. Stevens received 50% stock options and 50% restricted stock awards at the vice president level before her appointment to an executive officer position in November 2018. The stock option and restricted stock awards vest in four equal annual installments on each of the first through fourth anniversaries of the grant date. The performance awards vest on the third anniversary of the March 2018 grant date based on achievement of the performance goals. The grants in March 2018 were based on the following percentages of each NEO's 2017 fiscal year end base salary.

Name	% of Base Salary at 2017 FYE

Joseph J. DeAngelo (CEO)	425
Evan J. Levitt (CFO)	250
Dan S. McDevitt	150
John A. Stegeman	150
Anna Stevens	150
William P. Stengel	200

          Fifty percent of this amount was divided by the per option Black-Scholes value on the grant date to determine the number of nonqualified stock options granted, 25% (50% for Ms. Stevens) was divided by the per share closing stock price on the grant date to determine the number of restricted shares, and 25% was divided by the per share closing stock price on the grant date to determine the number of performance awards (other than for Ms. Stevens). The percentage of base salary amount and the allocation percentage among stock options, restricted stock and performance awards was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on page 43, prorated for time in the position. The

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 49

EXECUTIVE COMPENSATION (continued)

benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, but actual pay decisions may also be based on a subjective assessment of a variety of factors, including experience, individual performance, Company performance, department performance, long-term potential, internal pay equity, tenure, and retention value.

          The addition of stock options to the annual grant mix in fiscal 2016 and performance awards in fiscal 2018 was intended to significantly enhance the pay-for-performance orientation of the long-term incentive plan and to create even stronger stockholder alignment. This is accomplished by having a component of the annual equity grant that will only deliver value to executives if value is delivered to stockholders through stock price appreciation (stock options), while creating additional focus and accountability for achieving and sustaining long-term adjusted earnings per share and free cash flow growth (performance awards). The Committee will continue to evaluate the long-term incentive plan design each year to ensure alignment with business priorities and market practices, and may approve further changes to the plan design in subsequent years.

Benefits and Perquisites

          The benefits provided to our NEOs are the same as those generally provided to our other salaried associates and include medical, dental and vision insurance, basic life insurance and accidental death and dismemberment insurance, short and long-term disability insurance, and a 401(k) plan.

          Our executives participate in a limited number of perquisite programs. We maintain these programs because they are valued by our NEOs but impose relatively little cost to us. Based on market research, the level of benefit provided was generally below the level of benefit provided by industry peers.

          All of the NEOs participate in the executive basic life insurance plan. Under this plan, the beneficiary of a participant who dies while employed by us is entitled to a lump sum payment of $500,000. The participant owns the insurance policy, and the Company pays the premium on his or her behalf. The value of the premium for fiscal 2018 ranged from $600 to $2,580 and was taxable to the executive.

          Other benefits provided to our NEOs include use of a company car, the purchase of a company car for less than market value, reimbursement for financial planning services, and, with respect to our CEO, use of a company gym not generally available to other employees. The value of providing company cars and reimbursement for financial planning services is taxable to the executive and is grossed up to avoid reducing the value of the benefits. Each of our NEOs received a financial planning services benefit for fiscal 2018 ranging from $15,000 to $18,000. Our NEOs received a company car benefit for fiscal 2018 ranging from $3,372 to $38,935. Our CEO's use of a company gym was valued at $1,653, which is the average annual membership fee for athletic clubs near the Company's Atlanta headquarters.

          Because the Company's business continuity is best facilitated by avoiding any prolonged or unexpected absences by members of its senior management team, all NEOs are strongly encouraged to take advantage of comprehensive executive physical examinations paid for by the Company. The value of executive physical examinations for our NEOs for fiscal 2018 ranged from $2,675 to $3,161.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 50

EXECUTIVE COMPENSATION (continued)

          At the end of the year, each participant receives an additional payment equal to the gross amount of taxes paid on the life insurance, financial planning and car benefits. This additional payment is also taxable to the executive and is grossed up. The tax gross-ups received by our NEOs for fiscal 2018 ranged from $16,448 to $44,839.

          Other personal benefits provided were passport renewal fee required for business purposes that had a potential personal benefit; air travel and meals for spouses to attend a Company business event; and travel costs that had both a business and personal benefit. The value of other personal benefits ranged from $439 to $4,946.

          For the amount of perquisites and other personal benefits for each executive, please refer to the All Other Compensation table on page 55.

Change in Control Agreements

          To focus management on acting in the best interests of our stockholders in a change in control context, consistent with peer benchmarking with respect to executive level change in control agreements, the Committee approved agreements for our executive officers that generally provide for a lump sum cash payment to the executive equal to two times the executive's base salary and target bonus opportunity and $100,000 in lieu of continued healthcare and other benefits. Payout is triggered on an involuntary or constructive termination of the executive's employment within two years of a change in control, other than a termination for death, disability, or cause (as defined in the agreement). We believe that providing this protection to our senior executives aids retention and minimizes any disincentive to pursue a transaction that would be good for our stockholders but potentially bad for individual executives due to job loss. Benefits are predicated upon a "double trigger" (consummation of a change in control and qualifying employment termination) and no excise tax gross-ups are provided to the executives, thereby protecting the interests of our stockholders. See "Potential Payments Upon Termination or Change in Control" on page 61 for a summary of the material provisions of these agreements.

Other Policies and Practices

Risk Assessment

          During fiscal 2018, management and the Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation system, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company. See page 27 for additional details.

Policy on Recovering Incentive Compensation in the Event of a Restatement

          The board adopted a clawback policy that provides us with the ability to require reimbursement or cancellation of any bonus or other incentive-based compensation, including stock-based compensation, awarded or paid to any current or former executive officer of the Company during the three-year period prior to a restatement if the incentive compensation was predicated upon the

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 51

EXECUTIVE COMPENSATION (continued)

achievement of financial results that were subsequently the subject of restatement, the executive officer engaged in fraud or intentional misconduct that was a substantial contributing cause to the need for the restatement, and a lower award would have been made to the executive officer based upon the restated financial results. The policy applies to incentive compensation awarded, vesting, or paid to an executive officer after the 2013 effective date of the policy. The policy is in addition to the requirements of applicable law and other legal remedies available to the Company.

Stock Ownership Guidelines and Holding Period Requirements

          Pursuant to our stock ownership guidelines, our NEOs are required to own shares of our common stock having a value equal to a specific multiple of the NEO's base salary. Those multiples are, for our CEO (Mr. DeAngelo): five times; for our Chief Financial Officer and business unit leaders (Mr. Levitt and Mr. Stegeman): three times; and for our functional leaders (Mr. McDevitt and Ms. Stevens): one times. These ownership levels must be achieved within the later of five years from the 2013 effective date of the policy or the date he or she becomes an executive officer. Our NEOs must hold 50% of vested shares (except for shares withheld or sold to pay required tax withholding and the exercise price for options) until they are in compliance with the guidelines. Our stock ownership guidelines count the following types of ownership: shares owned outright; shares owned directly by a spouse, domestic partner, or minor child; shares owned indirectly through beneficial trust ownership; vested shares or vested stock units held in any Company plan; and the in-the-money value of vested stock option awards. Compliance is evaluated annually by the Committee as of the end of each fiscal year, using a thirty-day closing stock price average to mitigate the impact of short-term price variations. The guidelines further our core philosophy that our NEOs should also be owners of our Company. The guidelines are based on our expectation that each NEO will maintain a targeted level of investment in our stock so that the interests of our NEOs and our stockholders are closely aligned, and our NEOs have a strong incentive to provide effective management. All of our NEOs satisfied the targeted ownership guidelines as of the end of fiscal 2018 other than Ms. Stevens, who has five years from her November 2018 executive officer appointment to achieve compliance with the guidelines.

Policy Regarding Certain Transactions in Company Securities

          Through our Policy for Trading in Company Securities, we prohibit our directors, officers and employees from engaging in the following types of transactions in Company securities:

          Short Sales.    Short sales evidence an expectation that the stock value will decline and signals to the market an absence of confidence in a company's short-term prospects. In addition, short sales may reduce the seller's incentive to improve company performance. For these reasons, we prohibit our directors, officers, and employees from engaging in short sales of the Company's securities. Moreover, Section 16(c) of the Exchange Act generally prohibits officers and directors from engaging in short sales.

          Publicly Traded Options.    A transaction in publicly traded options is, in effect, a bet on the short-term movement of a stock and may create the appearance of trading based on inside information. Transactions in options may also focus a person on short-term performance at the expense of a company's long-term objectives. Accordingly, we prohibit transactions in puts, calls, or other derivative securities with respect to Company securities.

          Hedging Transactions.    Hedging and monetization transactions allow a person to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 52

EXECUTIVE COMPENSATION (continued)

appreciation in the stock. Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, or through the establishment of a short position in a company's securities. These transactions allow the person to continue to own the security, but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as a company's other stockholders. We, therefore, prohibit our directors, officers, and employees from engaging in transactions that are designed to, or that may reasonably be expected to, have the effect of hedging or offsetting a decrease in the market value of Company securities.

          Pledging.    Securities held in a margin account may be sold by the broker without the customer's consent if the customer fails to meet a margin call. Similarly, securities pledged or hypothecated as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. A margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in a company's securities pursuant to a blackout period restriction. We, therefore, prohibit our directors, officers and employees from purchasing or borrowing against Company securities on margin, holding Company securities in a margin account, or pledging Company securities as collateral for a loan.

Deductibility of Compensation

          Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount of compensation that we may deduct in any one year with respect to certain "covered employees." Beginning in 2018, the Tax Cuts and Jobs Act repealed the performance-based compensation exception to Section 162(m), making previously deductible performance-based compensation now subject to the $1 million limit. In making its compensation decisions, the Committee considers the impact of Section 162(m), along with other relevant factors (see foregoing Compensation Discussion and Analysis discussion), and provides compensation that it believes is consistent with the best interests of the Company and its stockholders. Such compensation may not be tax deductible.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 53

EXECUTIVE COMPENSATION (continued)

Summary Compensation Table for Fiscal 2018

          The following table sets forth the compensation of our chief executive officer, chief financial officer, and the three other most highly compensated executive officers for fiscal 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Joseph J. DeAngelo	2018	1,019,231	–	2,124,947	2,124,990	2,123,310	74,693	7,467,171
Chief Executive Officer	2017	1,000,000	–	1,062,487	3,187,488	1,072,770	47,601	6,370,346
	2016	1,000,000	–	1,062,479	3,187,499	–	55,263	5,305,241
Evan J. Levitt	2018	532,549	–	653,116	653,121	554,715	92,364	2,485,865
Chief Financial Officer	2017	515,193	–	356,212	1,068,745	280,261	64,250	2,284,661
	2016	461,778	–	356,223	1,068,745	236,607	57,553	2,180,906
Dan S. McDevitt	2018	388,623	–	263,527	263,579	273,620	87,199	1,276,548
General Counsel and	2017	348,150	–	123,711	123,739	125,675	73,745	795,020
Corporate Secretary	2016	325,385	–	123,731	123,744	109,586	36,729	719,175
John A. Stegeman	2018	807,462	–	594,141	594,159	1,048,234	66,597	3,110,593
President, Construction &	2017	792,227	–	198,015	594,158	716,066	54,653	2,355,119
Industrial	2016	788,677	–	297,061	891,251	1,133,660	141,224	3,251,873
Anna Stevens	2018	374,012	–	244,124	244,115	264,936	69,813	1,197,000
Chief People Officer	2017	321,577	–	224,976	224,987	116,396	55,072	943,008
	2016	241,020	–	64,626	64,636	85,934	4512	460,728
William P. Stengel	2018	346,154	–	499,940	499,998	–	2,360,766	3,706,858
President and CEO,	2017	476,753	–	307,536	922,630	207,759	94,651	2,009,329
Facilities Maintenance	2016	396,593	–	432,515	1,297,558	204,261	57,214	2,388,141

(1)
Amounts set forth in the Stock Awards column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 and are composed of equal amounts of restricted stock and performance awards. The grant date fair value of the performance awards assuming the highest level of performance conditions will be achieved is 200% of one-half the amount reported in the Stock Awards column. Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 10—Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended February 3, 2019. For further detail regarding the awards, please refer to the Grants of Plan-Based Awards Table on page 57.

(2)
Amounts set forth in the Option Awards column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 10—Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended February 3, 2019.

(3)
Non-equity incentive plan compensation reflects amounts earned for fiscal 2018 under the Company's AIP. See "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" beginning on page 46 for a discussion of the AIP in fiscal 2018.

(4)
The All Other Compensation column for fiscal 2018 is made up of a 401(k) plan company matching contribution (available to all employees participating in our 401(k) plan), executive physical, life insurance, use of a Company car, purchase of Company car for less than fair market value, financial planning, use of a Company gym, and tax gross-ups on perquisites. Other personal benefits are passport renewal fees that were required for business purposes that also had a potential personal benefit, spousal air travel and meals to attend a Company business event, and travel costs that had both a business purpose and personal benefit. While there is no incremental cost to the Company to operate the gym as it is not staffed, we have estimated the value based on the average annual cost of athletic club membership near the Company's Atlanta headquarters. The incremental cost of other perquisites and personal benefits is based on actual cost to the Company. The

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 54

EXECUTIVE COMPENSATION (continued)

  following table sets each perquisite, personal benefit and other compensation item reported in the All Other Compensation column for fiscal 2018.

All Other Compensation

Name	Car ($)	Financial Planning ($)	Life Insurance ($)	Executive Physical ($)	401(k) Match ($)	Tax Gross-Up ($)	Other ($)	TOTAL ($)

Joseph J. DeAngelo	3,372	18,000	2,580	3,161	4,039	36,503	7,038	74,693
Evan J. Levitt	26,694	15,000	900	2,821	2,110	44,839	–	92,364
Dan S. McDevitt	38,935	15,000	1,380	–	1,561	30,323	–	87,199
John A. Stegeman	28,604	15,000	2,580	–	3,199	16,448	766	66,597
Anna Stevens	32,145	15,000	900	2,675	1,512	17,581	–	69,813
William P. Stengel	20,640	15,000	600	2,686	2,606	18,955	2,300,279	2,360,766

  The "Other" column for Mr. DeAngelo is $1,653 for use of a gym in the Company's headquarters building that is generally not available for use by other employees, $439 for passport renewal fee required for business purposes that had a potential personal benefit, and $4,946 for travel costs that had both a business purpose and personal benefit. The "Other" column for Mr. Stegeman is travel and meal costs for his spouse to attend a Company business event. Based on Pearl Meyer's input and peer group benchmarking, the cost of the perquisites provided to our CEO is positioned below the median of our peers.

  The "Other" column amount for Mr. Stengel is compensation the Company is obligated to make to Mr. Stengel in connection with his employment separation on October 5, 2018, which expenses were paid or accrued by the Company during fiscal 2018. The following table identifies All Other Compensation related to his separation:

Name	Severance(1) ($)	Bonus(2) ($)	Equity(3) ($)	Employee Benefits(4) ($)	Company Car(5) ($)	Tax Gross Up(6) ($)

William P. Stengel	1,000,000	435,750	635,633	31,522	53,147	144,227

(1)
Two years of salary continuation payments.

(2)
Severance payment equal to bonus payment he would have received based on HD Supply Facilities Maintenance fiscal 2018 performance.

(3)
Incremental compensation cost to accelerate vesting of 54,142 options and 12,408 restricted shares, computed in accordance with FASB ASC Topic 718 (the fair value at the original award date plus the incremental fair value, if any, at the modification date less the compensation cost of the original awards previously recognized).

(4)
Health insurance continuation coverage, outplacement benefit, laptop, printer, and cell phone.

(5)
Purchase of a Company car for less than market value; $53,147 is the cost to the Company to buy out the lease.

(6)
Tax gross-ups on employee benefits and the employer-paid portion of FICA and Medicare tax on the severance payments.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 55

EXECUTIVE COMPENSATION (continued)

Pay Ratio Disclosure

Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Chief Executive Officer	2018	1,019,231	–	2,124,947	2,124,990	2,123,310	74,693	7,467,171
Median Employee	2018	49,125	–	–	–	1,326	837	51,288
RATIO OF CEO TO MEDIAN EMPLOYEE TOTAL COMPENSATION: 146:1

          Our CEO's annual total compensation is 146 times that of the median of the annual total compensation of all our U.S. employees. The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

          There has been no change in either our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure for 2018. We had a 10% net increase in our employee population over last year due to normal hiring and attrition, with 20% of the addition being employees acquired through the acquisition of A.H. Harris in March 2018. The compensation of the hired employees were evenly distributed around the median compensation determined last year (48% below the median and 52% above the median, with a net 2.6% increase in the median compensation). We, therefore, used the same median employee in our pay ratio calculation for 2018 as was determined for the previous year using the methodologies disclosed in our proxy statement filed with the SEC on March 30, 2018.

          The compensation reported for our chief executive officer is fiscal 2018 compensation from the Summary Compensation Table on page 54 of this proxy statement. The compensation reported for the median employee is fiscal 2018 compensation from our internal payroll records. The All Other Compensation column for the median employee represents a 401(k) plan company matching contribution.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 56

EXECUTIVE COMPENSATION (continued)

Grants of Plan-Based Awards for Fiscal 2018

          The following table provides information concerning awards granted to our NEOs in fiscal 2018 under any plan.

							All other option awards: No. of securities underlying options(2) (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				All other stock awards: Number of shares of stock or units(2) (#)			Grant date fair value of stock and option awards ($)
								Exercise or base price of options awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	150% ($)	Maximum ($)

Joseph J. DeAngelo
2018 AIP (EBITDA)	03/08/2018	300,000	1,200,000	1,800,000	2,400,000	–	–	–	–
2018 AIP (Working Capital)	03/08/2018	150,000	300,000	450,000	600,000	–	–	–	–
Omnibus Incentive Plan	03/08/2018	–	–	–	–	58,154	167,586	36.54	4,249,938
Evan J. Levitt
2018 AIP (EBITDA)	03/08/2018	78,375	313,500	470,250	627,001	–	–	–	–
2018 AIP (Working Capital)	03/08/2018	39,188	78,375	117,563	156,750	–	–	–	–
Omnibus Incentive Plan	03/08/2018	–	–	–	–	17,874	51,508	36.54	1,306,237
Dan S. McDevitt
2018 AIP (EBITDA)	03/08/2018	38,660	154,638	231,957	309,276	–	–	–	–
2018 AIP (Working Capital)	03/08/2018	19,330	38,660	57,989	77,319	–	–	–	–
Omnibus Incentive Plan	03/08/2018	–	–	–	–	7,212	20,787	36.54	527,106
John A. Stegeman
2018 AIP (EBITDA)	03/08/2018	158,445	633,782	950,672	1,267,563	–	–	–	–
2018 AIP (Working Capital)	03/08/2018	79,223	158,445	237,668	316,891	–	–	–	–
Omnibus Incentive Plan	03/08/2018	–	–	–	–	16,260	46,858	36.54	1,188,300
Anna Stevens
2018 AIP (EBITDA)	03/08/2018	37,433	149,730	224,595	299,460	–	–	–	–
2018 AIP (Working Capital)	03/08/2018	18,716	37,433	56,149	74,865	–	–	–	–
Omnibus Incentive Plan	03/08/2018	–	–	–	–	6,681	19,252	36.54	488,239
William P. Stengel
2018 AIP (EBITDA)	03/08/2018	75,000	300,000	450,000	600,000	–	–	–	–
2018 AIP (Working Capital)	03/08/2018	37,500	75,000	112,500	150,000	–	–	–	–
Omnibus Incentive Plan	03/08/2018	–	–	–	–	13,682	39,432	36.54	999,938

(1)
The AIP is based on an 80% EBITDA and 20% average working capital target payout weighting. The target payout is 150% of base salary for Mr. DeAngelo, 100% of base salary for Mr. Stegeman, 50% of base salary for Mr. McDevitt and Ms. Stevens and 75% of base salary for our other NEOs. The threshold payout for EBITDA performance is 25% of the target payout. The threshold payout for working capital performance is 50% of the target payout. There is a payout of 150% of the target payout for above-target performance. The maximum payout is 200% of the target payout. A discussion of the AIP in fiscal 2018 can be found under "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" beginning on page 46.

(2)
The stock awards column represents 50% restricted stock and 50% performance award, except for Ms. Stevens whose stock awards column represents only restricted stock. A discussion of each type of equity award made in fiscal 2018, including a discussion of the performance criteria for the performance-based awards, can be found under "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 48.

Narrative disclosure to summary compensation table and grants of plan-based awards table

Stock Plan

          Equity-based awards granted to our executive officers are determined based on the intended dollar value to be delivered to provide market competitive grants. The grants in March 2018 to our NEOs other than Ms. Stevens were in the form of nonqualified stock options (50% of grant value) and restricted stock awards (25% of grant value) that vest in four equal annual installments on each of the

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 57

EXECUTIVE COMPENSATION (continued)

first through fourth anniversaries of the grant date, and performance awards (25% of grant value) that vest at the end of a three-year performance period if the applicable earnings per share and free cash flow performance criteria are achieved. Ms. Stevens' March 2018 award was in the form of nonqualified stock options (50% of grant value) and restricted stock awards (50% of grant value) at the vice president level before her promotion to an executive officer position in November 2018. Her awards vest on each of the first through fourth anniversaries of the grant date.

          A discussion of each type of equity award made in fiscal 2018, including a discussion of the performance criteria for the performance-based awards, can be found under "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 48.

          The March 2018 grants were based on the following percentages of each NEO's fiscal 2017 base salary.

NEO	% of Base Salary at 2017 FYE

Joseph J. DeAngelo (CEO)	425
Evan J. Levitt (CFO)	250
Dan S. McDevitt	150
John A. Stegeman	150
Anna Stevens	150
William P. Stengel	200

          Fifty percent of this amount was then divided by the per option Black-Scholes value on the grant date to determine the number of nonqualified stock options granted, and 25% of this amount was then divided by the per share closing stock price on the grant date to determine the number each of restricted share and performance awards granted (other than for Ms. Stevens who was not an executive officer on March 8, 2018 and thus did not receive a performance award). The percentage of base salary amount and the allocation percentage between restricted stock, stock options, and performance awards was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on page 43, and prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value.

          The Stock Plan and award agreement governs each award and provide, among other things, the vesting provisions of the award. The holder of a restricted stock award has rights as a stockholder with respect to the shares subject to such award, including voting rights and the right to receive dividends or dividend equivalents. The Company does not currently pay dividends on its common stock.

          See "Potential Payments Upon Termination or Change in Control" on pages 60-64 for information regarding the cancellation or acceleration of vesting of the equity awards upon an option holder's termination of employment or a change in control of the Company.

Employment Offer Letters and Change in Control Agreements

          While our NEOs do not have employment agreements with the Company, each of our NEOs, other than Mr. Stengel who separated employment with the Company in October 2018, is party to an at-will employment offer letter which may contain certain employment arrangements, including

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 58

EXECUTIVE COMPENSATION (continued)

severance payments. Each of our NEOs, other than Mr. Stengel, is also party to a change in control agreement. See "Potential Payments Upon Termination or Change in Control" on pages 60-64 for a summary of the material provisions of these arrangements.

Outstanding Equity Awards at Fiscal 2018 Year End

          The following table sets forth the unexercised and unvested option and stock awards held by our named executive officers at fiscal 2018 year end.

	Option Awards(1)				Stock Awards(2)

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)

Joseph J. DeAngelo (CEO)	–	167,586	36.54	03/08/2028
	54,881	164,643	43.00	02/28/2027	–	–
	150,212	150,212	27.88	03/09/2026	130,536	5,475,985
Evan J. Levitt (CFO)	–	51,508	36.54	03/08/2028
	18,401	55,204	43.00	02/28/2027	–	–
	50,365	50,365	27.88	03/09/2026	–	–
	34,562	–	8.30	04/10/2021	–	–
	11,667	–	8.30	02/03/2020	–	–
	32,500	–	20.00	02/03/2020	36,658	1,537,803
Dan S. McDevitt	–	20,787	36.54	03/08/2028
	2,130	6,392	43.00	02/28/2027	–	–
	5,831	5,832	27.88	03/09/2026	–	–
	22,000	–	12.40	11/08/2022	–	–
	33,000	–	20.00	11/08/2022	13,285	557,306
John A. Stegeman	–	46,858	36.54	03/08/2028
	10,230	30,690	43.00	02/28/2027	–	–
	42,000	42,001	27.88	03/09/2026	34,786	1,459,273
Anna Stevens	–	19,252	36.54	03/08/2028	–	–
	3,873	11,622	43.00	02/28/2027	–	–
	3,046	3,046	27.88	03/09/2026	12,835	538,428
William P. Stengel	–	–	–	–	–	–

(1)
Unvested options awards as of the end of fiscal 2018 vest in four equal annual installments on each of the first through fourth anniversaries of the March 9, 2016, February 28, 2017, and March 8, 2018 grant dates, subject to continued employment through the vesting dates. Mr. Stengel forfeited all unvested option awards on his October 2018 separation date and had 90 days after his separation date to exercise vested options. Please refer to the All Other Compensation table on page 55 setting forth the terms of Mr. Stengel's October 2018 separation agreement, including the cost of accelerated vesting of a portion of his option awards.

(2)
The stock awards column includes equal amounts of unvested restricted stock and unvested performance awards as of the end of fiscal 2018. Unvested restricted stock awards vest in four equal annual installments on each of the first through fourth anniversaries of the March 10, 2015, March 9, 2016, February 28, 2017, and March 8, 2018 grant dates, subject to continued employment through the vesting dates. The performance award vests on the third anniversary of the March 8, 2018 grant date if applicable performance criteria are achieved, subject to continued employment through the vesting date. Performance award shares are granted at the target level, but the actual number of shares that vest depends on the extent to which the established performance goals are achieved (50% at threshold, 100% at target and 200% at maximum, interpolated for performance between these levels.) See "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 48 for additional details regarding the performance awards. Mr. Stengel forfeited all unvested stock awards on his October 2018 separation date. Please refer to the All Other Compensation table on page 55 setting forth the terms of Mr. Stengel's October 2018 separation agreement, including the cost of accelerated vesting of a portion of his stock awards.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 59

EXECUTIVE COMPENSATION (continued)

Option Exercises and Stock Vested for Fiscal 2018

          The following table sets forth the stock vested and options exercised by the named executive officers during fiscal 2018.

	Option Awards		Stock Awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)

Joseph J. DeAngelo	–	–	91,821	3,397,879
Evan J. Levitt	–	–	27,045	996,563
Dan S. McDevitt	–	–	4,831	179,227
John A. Stegeman	76,026	2,192,207	21,048	781,511
Anna Stevens	–	–	4,182	154,112
William P. Stengel(1)	169,593	2,304,151	36,580	1,410,495

  (1)
  Mr. Stengel forfeited unvested option and stock awards on his October 2018 separation date and had 90 days after his separation date to exercise vested options. Please refer to the All Other Compensation table on page 55 setting forth the terms of Mr. Stengel's October 2018 separation agreement, including the cost of accelerated vesting of a portion of his equity awards.

Pension Benefits and Nonqualified Deferred Compensation for Fiscal 2018

          We do not provide any defined benefit plans or nonqualified deferred compensation plans to our NEOs.

Potential Payments Upon Termination or Change in Control

Offer Letters

          Pursuant to either their employment offer letters or the Company's current practice, in the event of involuntary termination without cause as of the end of fiscal 2018, and contingent upon execution of a release, non-competition, and non-solicitation agreement, each of our NEOs other than Mr. Stengel who separated from employment with Company in October 2018, would receive up to 24 months of base pay continuation, as follows:

Name	Salary Continuation On Involuntary Termination ($)

Joseph J. DeAngelo (CEO)	2,000,000
Evan J. Levitt (CFO)	1,045,002
Dan S. McDevitt	773,190
John A. Stegeman	1,584,454
Anna Stevens	748,650
William P. Stengel(1)	–

  (1)
  Please refer to the All Other Compensation table on page 55 setting forth the terms of Mr. Stengel's October 2018 separation agreement, including salary continuation.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 60

EXECUTIVE COMPENSATION (continued)

          The employment offer letters do not provide for any payout upon termination as a result of death, retirement, disability, or termination for cause.

Change in Control Agreements

          Each of our NEOs is party to a change in control agreement with the Company. The agreement provides for an initial three-year term that will automatically renew on an annual basis following the initial term unless either party gives advance notice of termination in accordance with the agreement. In the event of a change in control (as defined in the Stock Plan), the agreement would generally expire no earlier than the second anniversary of such change in control. Contingent upon the executive's execution of a release of claims against the Company, the agreement provides for a lump sum cash payment to the executive equal to two times the executive's base salary and target bonus opportunity and $100,000 in lieu of continued healthcare and other benefits. Payout is triggered on an involuntary or constructive termination (as defined in the agreement) of the executive's employment within two years of a change in control, other than a termination for death, disability, or cause (as defined in the agreement). Payout is also triggered on termination of the executive's employment without cause before a change in control at the direction or request of a person or group contemplating a change in control and a change in control involving such person or group occurs within 12 months of such direction or request. In such event, the agreement also provides for a lump sum cash payment to the executive equal to the intrinsic value of any forfeited equity awards that would have vested had the executive's employment continued through the time immediately following the change in control (subject to certain limitations described in the agreement). The payments described in this paragraph are in lieu of any other severance or salary continuation obligation the Company may have to the executive, but generally do not impact benefits paid under other Company plans. In consideration for the compensation provided by the agreement, the executive agrees to comply with customary non-competition and employee customer and vendor non-solicitation restrictive covenants for 24 months after termination, as well as certain customary confidentiality provisions. The Company is responsible for the executive's reasonable attorney fees and costs in defending or prosecuting certain disputes regarding the agreement.

          Pursuant to their change in control agreements, assuming an involuntary or constructive termination as of the fiscal year ended February 3, 2019, and contingent upon execution of a release, non-competition and non-solicitation agreement, each of our NEOs would have received the following compensation:

Involuntary or Constructive Termination in Connection With Change in Control

Name	2x Base Salary	2x Target Bonus	Employee Benefits	TOTAL
	($)	($)	($)

Joseph J. DeAngelo (CEO)	2,000,000	3,000,000	100,000	5,100,000
Evan J. Levitt (CFO)	1,045,002	783,752	100,000	1,928,754
Dan S. McDevitt	773,190	386,595	100,000	1,259,785
John A. Stegeman	1,584,454	1,584,454	100,000	3,268,908
Anna Stevens	748,650	374,325	100,000	1,222,975
William P. Stengel	–	–	–	–

(1)
Mr. Stengel's change in control agreement expired at the time of his October 2018 separation of employment with the Company.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 61

EXECUTIVE COMPENSATION (continued)

Stock Plan

          Under the Stock Plan, an executive's unvested stock options are cancelled upon termination of his or her employment, except for terminations due to death or disability. Upon death or disability, unvested stock options vest and remain exercisable. In the case of a termination for cause (as defined in the Stock Plan), the executive's unvested and vested stock options are cancelled as of the effective date of the termination. Following a termination of employment other than for cause, vested options are cancelled unless the executive exercises them within 90 days (for options granted before November 19, 2015, 180 days if the termination was due to death, disability or retirement; for options granted on and after November 19, 2015, two years on termination due to death, disability or retirement and two years from vesting for options that continue to vest after retirement) or, if sooner, prior to the options' normal expiration date). Equity awards granted under the Omnibus Stock Plan may provide for continued vesting of the award in the event of retirement at or after age 62 with at least five years of continuous service with the Company, contingent upon the executive: (i) not competing with the Company and its subsidiaries for the one-year period after retirement; and (ii) not engaging in activities that would constitute cause had the executive continued employment with the Company. For options granted before November 19, 2015, the executive has 180 days to exercise options vested at the time of such retirement and 90 days to exercise options vesting after such retirement. For options granted on and after November 19, 2015, the executive has two years to exercise options vested at the time of such retirement and two years to exercise options vesting after such retirement. None of our NEOs satisfied the retirement criteria at the end of fiscal 2018.

          Had a termination of employment without cause occurred at the end of fiscal 2018, other than a termination due to death, disability or retirement, based on the closing price of our common stock of $41.95 at the end of fiscal 2018, our NEOs would have received a benefit, assuming the hypothetical exercise of vested stock options on the last day of fiscal 2018, and forfeited unvested stock options and stock awards, in the following amounts.

Hypothetical Employment Termination at Fiscal Year End

	Benefit Assuming Exercise of Vested Options at FYE	Forfeiture of Unvested Options at FYE	Forfeiture of Unvested Stock Awards at FYE(2)
Name	($)	($)	($)

Joseph J. DeAngelo	2,113,483	3,020,123	5,475,985
Evan J. Levitt	2,977,616	987,294	1,537,803
Dan S. McDevitt	1,456,492	194,514	557,306
John A. Stegeman	590,940	844,456	1,459,273
Anna Stevens	42,857	147,011	538,428
William P. Stengel(1)	–	–	–

(1)
Mr. Stengel separated from service with the Company in October 2018. He forfeited all unvested equity on his separation date and had 90 days after separation to exercise his vested options. He had no outstanding equity awards at fiscal year end. Please refer to the All Other Compensation table on page 55 setting forth the terms of Mr. Stengel's October 2018 separation agreement, including accelerated vesting of a portion of his equity awards.

(2)
Assumes forfeiture of unvested performance award at the target award level. The actual number of shares that vest depends on the extent to which the established performance goals are achieved (50% at threshold, 100% at target and 200% at maximum, interpolated for performance between these levels.) See "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 48 for additional details regarding the performance awards.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 62

EXECUTIVE COMPENSATION (continued)

          For a termination of employment due to death, disability or retirement, all outstanding options and stock awards would vest or, in the case of retirement at age 62 or later with at least five years of service, continue to vest in accordance with the time-based vesting schedule provided in the award agreement. In the event of the executive's death, disability or retirement, the executive would receive any performance award shares earned based on achievement of the performance criteria, prorated based on the number of days worked during the performance cycle. Had a termination of employment due to death, disability or retirement occurred at the end of fiscal 2018, based on the closing price of our common stock of $41.95 at the end of fiscal 2018, our NEOs would have received a benefit in the following amounts.

Hypothetical Death, Disability or Retirement Eligibility at Fiscal Year End

	Exercise of Option Awards at FYE(2)	Vesting of Unvested Stock Awards at FYE(3)
Name	($)	($)

Joseph J. DeAngelo	5,133,606	4,667,242
Evan J. Levitt	3,964,910	1,289,231
Dan S. McDevitt	1,651,006	457,009
John A. Stegeman	1,435,396	1,233,146
Anna Stevens	189,868	538,428
William P. Stengel(1)	–	–

(1)
Mr. Stengel separated from service with the Company in October 2018. He forfeited all unvested equity on his separation date and had 90 days after separation to exercise his vested options. He had no outstanding equity awards at fiscal year end. Please refer to the All Other Compensation table on page 55 setting forth the terms of Mr. Stengel's October 2018 separation agreement, including accelerated vesting of a portion of his equity awards.

(2)
Includes both vested and unvested options. For retirement eligibility, unvested option awards are not exercisable until the scheduled time-based vesting date, but for purposes of this hypothetical, we have assumed exercise at fiscal year end.

(3)
Includes restricted stock and performance award at the target award level, prorated assuming 370 days completed during the performance period as of fiscal year end (1,098 total days in the performance period). Actual performance award vesting is based on achievement of applicable performance criteria at end of the performance period, prorated for days worked during the performance period. Ms. Stevens did not receive a performance award grant for fiscal 2018. See "Compensation Discussion and Analysis — Components of Compensation — Annual Equity Incentives" beginning on page 48 for additional details regarding the performance awards.

          Under the Stock Plan, upon a change in control of the Company, all outstanding awards may be assumed and/or replaced with substitute awards having the same or better terms and conditions, provided that any substitute awards under the Omnibus Plan must fully vest (performance awards vest at the target level) on a participant's involuntary termination of employment without cause or constructive termination of employment, in each case occurring within two years following the date of the change in control. In the event such awards are not assumed and/or replaced in connection with the change in control, the awards will vest and be cancelled for the same per share amount paid to the stockholders in the change in control (less, in the case of options and stock appreciation rights, the applicable exercise or base price). The Committee has the ability to prescribe different treatment of awards in the award agreements. We believe this structure is fair to both our associates and to our stockholders, as the awards may represent compensation for the loss of an executive's job after a significant career with the Company and for the appreciation of stock granted many years before. Had a change in control occurred at the end of fiscal 2018 and the awards were not assumed or replaced with new rights with similar terms, based on the closing price of our common stock of $41.95 at the

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 63

EXECUTIVE COMPENSATION (continued)

end of fiscal 2018, our NEOs would have received a benefit from the accelerated vesting of unvested equity in the following amounts:

Accelerated Vesting of Equity on Change in Control

Name	($)

Joseph J. DeAngelo	8,496,108
Evan J. Levitt	2,525,097
Dan S. McDevitt	751,820
John A. Stegeman	2,303,729
Anna Stevens	685,439
William P. Stengel(1)	–

  (1)
  Mr. Stengel separated from service with the Company in October 2018. He forfeited all unvested equity on his separation date and had 90 days after separation to exercise his vested options. He had no outstanding equity awards at fiscal year end. Please refer to the All Other Compensation table on page 55 setting forth the terms of Mr. Stengel's October 2018 separation agreement, including accelerated vesting of a portion of his equity awards.

          Under the Prior Plan a "change in control" is defined as:

    •
    the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities, other than any such acquisition by the Company, any of its subsidiaries, any associate benefit plan of the Company or any of its subsidiaries, or any affiliates of any of the foregoing;

    •
    the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger, consolidation, or other similar transaction do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; or

    •
    the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

          Under the Omnibus Plan, a "change in control" also includes the following events:

    •
    within any 24-month period, the persons who were directors of the Company at the beginning of such period (the "Incumbent Directors") cease to constitute at least a majority of the board, provided that any director elected or nominated for election to the board by a majority of the Incumbent Directors still in office are treated as an Incumbent Director;

    •
    the approval by the Company's stockholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Company subsidiary or a liquidation as a result of which persons who were holders of voting securities of the Company immediately prior to such liquidation, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 64

COMPENSATION COMMITTEE REPORT

Report of the Compensation Committee

          The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and discussed it with management. Based on such review and discussion, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the annual report on Form 10-K for the fiscal year ended February 3, 2019 filed with the SEC.

The Compensation Committee:
Kathleen J. Affeldt, Chair Peter A. Dorsman Patrick R. McNamee Scott D. Ostfeld

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 65

AUDIT COMMITTEE REPORT

Report of the Audit Committee

          The Audit Committee of our board oversees our financial reporting process and internal control structure on behalf of the board. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of our internal control over financial reporting. PricewaterhouseCoopers LLP, our independent registered public accounting firm, is responsible for expressing an opinion as to the conformity of our consolidated financial statements with U.S. generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting. The Audit Committee has adopted a process for pre-approving services provided by PricewaterhouseCoopers LLP.

          The Audit Committee is responsible for, among other things, reviewing with PricewaterhouseCoopers LLP the scope and results of their audit engagement. In connection with the fiscal 2018 audit, the Audit Committee has:

    •
    Reviewed and discussed with management the Company's audited financial statements and management's report on internal control over financial reporting included in our annual report on Form 10-K for the fiscal year ended February 3, 2019;

    •
    Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T; and

    •
    Received from and discussed with PricewaterhouseCoopers LLP the communications from PricewaterhouseCoopers LLP required by the PCAOB regarding their independence.

          Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the board that the audited financial statements and management's report on internal control over financial reporting be included in our annual report on Form 10-K for the fiscal year ended February 3, 3019 for filing with the SEC.

          The Audit Committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/corporate-governance. In accordance with its charter, the primary purposes of the Audit Committee are to: (a) assist the board in overseeing and monitoring matters relating to: (i) the Company's accounting and financial reporting policies, practices and processes, (ii) the quality and integrity of the Company's financial statements, (iii) the effectiveness of the Company's internal control over financial reporting, (iv) the Company's compliance with legal and regulatory requirements, (v) the qualifications, independence, and performance of the Company's independent auditor and (vi) the capabilities, resources, and performance of the Company's internal audit function; and (b) prepare of the report of the Audit Committee required to be included in the Company's annual proxy statement. The Audit Committee is also responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures, and the steps management has taken to monitor and control such exposures, any unusual material transactions, and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt Practices Act policies, procedures, and monitoring. The Audit Committee also oversees our procedures governing related person transactions.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 66

AUDIT COMMITTEE REPORT (continued)

          Our board has determined that each of the members of the Audit Committee is independent in accordance with the requirements of Section 5605(c) of the NASDAQ Stock Market listing standards and the requirements of Rule 10A-3(b)(1) under the Exchange Act, that each member is financially sophisticated, and that Charles W. Peffer is an audit committee financial expert, as defined in Regulation S-K under the Exchange Act. For additional information regarding the experience and qualifications of the members of the Audit Committee, see pages 18-20.

The Audit Committee:
Charles W. Peffer, Chair James A. Rubright Lauren Taylor Wolfe

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 67

AUDIT MATTERS

Principal Accounting Firm Fees

          Aggregate fees billed to us for the fiscal years ended February 3, 2019 and January 28, 2018 by our independent registered public accounting firm, PricewaterhouseCoopers LLP and its respective affiliates, were:

	FYE2019	FYE2018
Fees Billed	(Fiscal 2018)	(Fiscal 2017)

Audit Fees(1)	$ 3.2 million	$ 3.1 million
Audit-Related Fees(2)	—	$ 1.8 million
Tax Fees(3)	$ 0.4 million	$ 0.5 million
All Other Fees	—	—

TOTAL	$ 3.6 million	$ 5.4 million

  (1)
  Includes fees and expenses for the audit of our annual financial statements, review of our quarterly financial statements, statutory audits of foreign subsidiary financial statements, and services associated with securities filings.

  (2)
  Includes fees and expenses for assurance and related services that are not included in Audit Fees. These fees principally include services in connection with the divestiture or acquisition of certain businesses.

  (3)
  Includes fees and expenses for tax planning, consultation and compliance services.

          The Audit Committee's policy is to pre-approve all audit and permissible non-audit services (including the fees and terms thereof) performed for us by the independent registered certified public accounting firm, subject to the de minimis exceptions for non-audit services described in the Exchange Act and the rules and regulations thereunder which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee approved all services provided by PricewaterhouseCoopers LLP during fiscal 2018 and fiscal 2017.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 68

PROPOSAL 1 — ELECTION OF DIRECTORS

          The board has nominated the six persons named below for election as directors at the Annual Meeting to serve until their respective successors are elected and qualify. Each of the nominees for director is currently serving on the board. If any nominee is unable to serve as a director, which we do not anticipate, the board by resolution may reduce the number of directors or choose a substitute nominee.

Nominees for Director

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Joseph J. DeAngelo	57	2007	Chairman, President & CEO, HD Supply	N/A	0	No
Patrick R. McNamee	59	2013	Former CEO, Health Insurance Innovations	Compensation; N&CG	0	Yes
Scott D. Ostfeld	42	2017	Partner, JANA Partners	Compensation	1	Yes
Charles W. Peffer	71	2013	Retired Partner KPMG	Audit (Chair); N&CG	3	Yes
James A. Rubright	72	2014	Retired CEO, Rock-Tenn	Audit; N&CG (Chair)	0	Yes
Lauren Taylor Wolfe	40	2017	Founding Partner, Impactive Capital	Audit; N&CG	0	Yes

          For additional biographical information about the nominees for director, including information about their qualifications to serve as a director, see "Our Board of Directors" beginning on page 17.

          A nominee must receive the vote of a plurality of the votes validly cast at the Annual Meeting represented either in person or by proxy at the Annual Meeting to be elected. Therefore, the six nominees who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the six nominees for election to the board has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on page 5 for details regarding the board's majority voting policy).

          At the 2018 annual meeting, our stockholders approved a proposal to declassify our board and elected our Class II directors to serve a term that expires at the Annual Meeting. Since the declassification did not shorten the existing terms of our directors, at the Annual Meeting, the directors elected at the 2018 annual meeting and the Class III directors whose term expires at Annual Meeting, will stand for election for terms of one year (a term that expires at the 2020 annual meeting of stockholders) and until their respective successors are elected and qualify. At the annual meeting of stockholders in 2020, the board will cease to be classified and all directors will be elected to serve terms expiring upon the next annual meeting of stockholders following their election and until their respective successors are elected and qualify.

          There are no agreements or arrangements between third parties and any of the nominees that provide for compensation or other payment in connection with the director's candidacy or service as a director. There are no family relationships between any director, executive officer, or director nominee.

OUR BOARD RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" THE ELECTION TO THE BOARD
OF EACH OF THE SIX NOMINEES FOR DIRECTOR.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 69

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP audited our consolidated financial statements and internal control over financial reporting for the fiscal year ended February 3, 2019. Upon the recommendation of our Audit Committee, the board has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our consolidated financial statements and internal control over financial reporting for the fiscal year ending February 2, 2020 and to prepare a report on this audit, subject to ratification by our stockholders. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2008.

          This proposal asks you to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although we are not required to obtain such ratification from our stockholders, the board believes that it is good practice to do so. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee and the board may reconsider the appointment.

          A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by stockholders.

OUR BOARD RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 70

PROPOSAL 3 — APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

          We are seeking your vote to approve the HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan, which we refer to in this proposal as the "plan." Upon the recommendation of the Compensation Committee (referred to in this proposal as the "Committee"), the plan was approved and adopted by our board of directors on March 7, 2019. If approved by our stockholders, the plan will become effective on the first day of the first offering period beginning after the Annual Meeting. If our stockholders do not approve the plan, it will not become effective. The plan authorizes an additional 709,674 shares, plus the 1,490,326 remaining authorized shares as of the record date, for a total of 2.2 million shares.

Summary of the Proposal

          The primary purpose of the plan is to encourage ownership of our common stock by eligible employees of HD Supply and its controlled subsidiaries and partnerships. Specifically, the plan provides eligible employees an opportunity to use payroll deductions to purchase shares of our common stock on periodic purchase dates at a discount. The board believes that the plan is a valued benefit for our eligible employee base. We believe that allowing employees to purchase shares of our common stock through the plan motivates high levels of performance and provides an effective means of encouraging employee commitment to our success and aids in recruiting new employees.

Summary of Material Terms of the Plan

          The following summary of the plan is qualified in its entirety by the specific language of the plan, a copy of which is attached to this Proxy Statement as Appendix A.

General

          The plan is a nonqualified plan, meaning that is not intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The tax law governing Section 423 plans limits participation to employees of corporate subsidiaries, and does not permit participation by employees of partnerships. Because HD Supply has partnership employees in our controlled group who are eligible to participate in the plan, we cannot maintain a tax-qualified plan under Code Section 423. The plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, nor is it qualified under Code Section 401(a).

Requested Share Authorization

          The maximum number of shares of our common stock authorized for sale under the plan is 2,200,000, which includes the 1,490,326 shares remaining available under the plan as of the record date. Shares issued under the plan may be authorized but unissued shares, shares held in treasury, or shares that have been reacquired by the Company. We anticipate that the requested shares should provide us with the ability to grant share purchase rights for approximately five years.

Administration

          The Committee is the plan administrator. The Committee has authority to delegate its powers, duties, and responsibilities to Company officers or other employees, provided that only the Committee

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PROPOSAL 3 — APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (continued)

has the power to determine the purchase price, set a maximum number of shares that may be purchased for any offering period, or take any other action required by Delaware law to be taken by the board. Subject to such restrictions and any subsequent change of delegation by the Committee, the Committee has delegated plan administration to the Company's Chief Administrative Officer and Chief People Officer.

          The Committee may prescribe, amend, and rescind rules and regulations relating to the administration of the plan and make all other determinations necessary or advisable for the administration and interpretation of the plan. Any authority exercised by the Committee under the plan shall be exercised by the Committee in its sole discretion. Determinations, interpretations, or other actions made or taken by the Committee under the plan shall be final, binding, and conclusive for all purposes and upon all persons.

Eligibility

          Employees eligible to participate in the plan for a given offering period are those individuals who are classified as employees on the payroll records of the Company or a designated subsidiary and who are employed on the first day of the offering period. Notwithstanding the foregoing, the Committee may, on a prospective basis, exclude from participation in the plan, employees (i) whose customary employment is for not more than 20 hours per week or five months per year, (ii) who are citizens or residents of a non-U.S. jurisdiction, (iii) who are classified as temporary employees on the payroll records of the Company or a designated subsidiary, (iv) who are on an unpaid leave of absence, (v) who are highly compensated employees within the meaning of Code Section 414(q), or (vi) who are employees subject to the disclosure requirements of Section 16(a) of the Exchange Act. Employees who own (or are deemed to own through attribution) 5% or more of the combined voting power or value of all our classes of stock or of one of our subsidiaries are not allowed to participate. The Committee may on a prospective basis impose a generally applicable eligibility service requirement of up to two years of employment.

          As of the fiscal year ended February 3, 2019, we had approximately 11,830 employees eligible to participate in the plan.

Equal Rights and Privileges

          All participants have equal rights and privileges under the plan.

Payroll Deductions

          Eligible employees may enroll under the plan by completing a payroll deduction authorization permitting the deduction of not more than 15% of their compensation, capped at $12,500 for any offering period. Eligible compensation includes base compensation plus commissions, military, parental leave and overtime pay before deduction for pre-tax contributions to any cafeteria or tax-qualified retirement plan. The Committee has the authority to change the components of eligible compensation and the contribution limitations for any subsequent offering period. The accumulated payroll deductions are applied to the purchase of shares on each semi-annual purchase date.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 72

PROPOSAL 3 — APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (continued)

Offering Period and Purchase of Shares

          Under the plan, participants have the ability to purchase shares of our common stock at a discount during a series of successive offering periods, which will commence and end on such dates as determined by the administrator. Unless otherwise determined by the administrator, each offering period will be six months in length.

          Unless otherwise determined by the Committee before the beginning of any offering period, the purchase price shall be 85% of the closing stock price per share of our common stock on the last day of the offering period (the "purchase date") or the immediately preceding trading day if Nasdaq is closed for trades on such date. The purchase price determined by the Committee may not be less than this amount.

          Unless a participant has previously cancelled his or her participation in the plan before the purchase date, the participant is deemed to have exercised his or her ability to purchase shares of our common stock in full as of each purchase date. Upon exercise, the participant purchases the number of whole shares that his or her accumulated payroll deductions will buy at the purchase price per share of our common stock on the last day of the offering period or on the immediately preceding trading date if Nasdaq is closed for trades on such date, subject to the participation limitations listed above and shares available under the plan.

          A participant may withdraw from participation by cancelling his or her payroll deduction authorization before such date established by the administrator prior to the end of the offering period. Upon cancellation, a participant will be paid his or her account balance in cash without interest. A participant who withdraws from participation must re-enroll if he or she wishes to participate for any subsequent offering period. Unless otherwise determined by the administrator, a participant may only increase or decrease the rate of payroll withholding effective for the next offering period by submitting a new authorization before the offering period for which such change is to be effective; otherwise, a participant will automatically participate in the next offering period at the same rate of payroll withholding as in effect at the end of the prior offering period provided that the participant remains eligible to participate in the plan.

Non-Transferability and Restrictions on Resale

          A participant may not assign, transfer, pledge, or otherwise dispose of (other than by will or the laws of descent and distribution) payroll deductions credited to a participant's account or any rights to purchase shares of our common stock or to receive shares of our common stock under the plan, and during a participant's lifetime, rights to purchase shares of our common stock in the plan shall be exercisable only by such participant. Any such attempt at assignment, transfer, pledge, or other disposition will not be given effect. The administrator may, in its sole discretion, place additional restrictions on the sale or transfer of our shares purchased under the plan by notice to the participants in advance of the offering period.

Termination of Eligibility

          If an individual's eligibility to participate in the plan terminates for any reason before the last day of the offering period, the termination will cause payroll deductions to cease immediately. If the

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PROPOSAL 3 — APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (continued)

eligible employee's subscription account has a cash balance remaining when he or she terminates, this balance will be refunded to the eligible employee in cash (without interest) as soon as practicable.

Change in Control or Occurrence of Significant Corporate Transactions

          In the event of a change in control as defined in the plan, the administrator may take such action it deems necessary or appropriate, including, but not limited to. shortening any offering period then in progress and refunding amounts accumulated in participant accounts, cancelling outstanding share purchase rights as of the change in control date and paying each holder an amount equal to the difference between the per share fair market value as of the change in control date and the plan's discounted purchase price, or, for each outstanding share purchase right, granting a substitute right to purchase shares in a manner consistent with Code Section 409A, if applicable.

          In the event of any stock dividend, stock split, spinoff, rights offering, extraordinary dividend, combination or exchange of shares, recapitalization, or other equity restructuring, the administrator in its sole discretion and in good faith to prevent dilution or enlargement of participant rights, shall make equitable adjustments in the number and type of shares or other property covered by outstanding purchase rights, the purchase price, the kind of shares covered, including shares of another issuer, and adjustment to the limitations on the maximum number and kind of shares that may be issued under the plan. In the event of any merger, consolidation, or any other corporate transaction or event having a similar effect that is not an equity restructuring, the administrator may also provide in substitution for any or all outstanding share repurchase rights such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection with such alternative consideration the surrender of all share repurchase rights so replaced.

Federal Income Tax Consequences

          The following is a brief summary of the federal income tax consequences relating to the purchase and sale of stock under the plan for individuals who are both citizens and residents of the United States. Individual circumstances may change these results. This brief discussion is based on current U.S. federal income tax laws, regulations, and judicial and administrative interpretations. The following discussion does not set forth any tax consequences other than U.S. federal income tax consequences, including any state, local, or foreign tax consequences that may apply.

          Contributions to the plan are made on an after-tax basis and are not tax deductible. The amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price will be treated as ordinary compensation income at the time of such purchase and subject to income and employment tax withholding. The amount of such ordinary income will be added to the participant's tax basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

          An additional 3.8% Medicare tax may be imposed on ordinary dividend and capital gains related to holding or disposition of shares if the participant's gross income exceeds a certain threshold. The participant is responsible for the reporting and payment of any income tax incurred in connection with a subsequent sale. In addition, the participant is responsible for reporting as income the amount of dividends, if any, paid on shares held in the participant's name.

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PROPOSAL 3 — APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (continued)

          The Company is generally entitled to a tax deduction in the year of purchase equal to the amount of ordinary income recognized by the participant.

New Plan Benefits

          The amounts of future purchases under the plan are not determinable because participation is voluntary, participation levels depend on each participant's elections, and the per-share purchase price depends on the future value of our common stock. Further, as of the date of this proxy statement, no employee has been granted the right to purchase shares under the proposed plan. Accordingly, the benefits to be received pursuant to the plan by our employees are not determinable at this time.

Plan Term

          The plan will terminate on the earliest of the tenth anniversary of the effective date, termination of the plan by the board or the Committee, or when no more shares are available for issuance under the plan. Upon termination of the Plan, all funds accumulated in a participant accounts will be refunded to participants, without interest. and all share repurchase rights shall automatically terminate.

Amendment and Termination of the Plan

          Our board or the Committee may amend, suspend, or terminate the plan at any time, provided that the plan may not be materially modified in any way that would require stockholder approval under applicable law.

Limitation Period For Claims

          Any person who believes he or she is being denied any benefit or right under the plan may file a written notice with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the later of the date of purchase of shares or the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee will notify the participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred twenty (120) calendar days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee's decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or forever be barred.

Venue and Governing Law

          To the extent not preempted by federal law, the plan is construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction. Claims and disputes of any kind arising out of or relating to the plan may only be brought in the Delaware Chancery Court. By participating in the plan, the participant and persons or entities claiming through the participant waive any objection to the foregoing choice of venue and irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Court in any such claim or dispute. In the event that the Delaware Chancery Court determines that it cannot or will not exercise subject matter jurisdiction over such dispute, then the Superior Court of

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PROPOSAL 3 — APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (continued)

Cobb County, State of Georgia, shall have exclusive jurisdiction and venue over any such claim or dispute.

Board Recommendation

          The board believes that it is in the best interests of the Company and its stockholders to obtain stockholder approval of the plan. We believe that allowing employees to purchase shares of our common stock through the plan motivates high levels of performance and provides an effective means of encouraging employee commitment to our success and aids in recruiting new employees.

          Approval of the plan requires the affirmative vote of a majority of votes cast. Abstentions have the effect of being counted as a vote "AGAINST" the plan. Broker non-votes are not treated as votes cast, so they do not have an effect on the vote. If we receive stockholder approval, the plan will go into effect on the first day of the first offering period beginning after the Annual Meeting. If we do not receive stockholder approval, the plan will not go into effect.

OUR BOARD RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR" THE APPROVAL OF OUR
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 76

OTHER INFORMATION FOR STOCKHOLDERS

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file with the SEC. To our knowledge, each of our directors and executive officers complied during fiscal 2018 with all applicable Section 16(a) filing requirements.

Solicitation of Proxies

          We will pay our costs of soliciting proxies in connection with the Annual Meeting. Directors, officers, and other employees, acting without special compensation, may solicit proxies by mail, email, in person or by telephone. We will reimburse brokers, fiduciaries, custodians, and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to the proxy materials from, beneficial owners. We have not engaged an independent proxy solicitor for the Annual Meeting.

Stockholder Proposals or Stockholder Nominations for Director at 2020 Annual Meeting

          To be considered for inclusion in next year's proxy statement and form of proxy, proposals by stockholders for business to be considered at the 2020 annual meeting of stockholders must be submitted in writing so that they are received by the Company no later than December 7, 2019 and must comply with the requirements of SEC Rule 14a-8. Proposals should be submitted to: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339.

          Stockholders who wish to propose business or nominate persons for election to the board at the 2020 annual meeting of stockholders, and the proposal or nomination is not intended to be included in our proxy statement, must provide advance notice to us of stockholder business or nomination in accordance with Section 1.12 of our Bylaws. In order to be properly brought before the 2020 annual meeting of stockholders, Section 1.12 of our Bylaws requires that a notice of a matter the stockholder wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be received by our Corporate Secretary not less than 90 days nor more than 120 days before the first anniversary of the preceding year's annual stockholder meeting. Therefore, any notice intended to be given by a stockholder with respect to the 2020 annual meeting of stockholders pursuant to our Bylaws must be received by Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339 no earlier than January 22, 2020 and no later than the close of business on February 21, 2020. However, if the date of our 2020 annual meeting occurs more than 30 days before or 70 days after May 21, 2020, the anniversary of the Annual Meeting, a stockholder notice will be timely if it is received by our Corporate Secretary by the later of (a) the close of business on the 90th day before the date of the 2020 annual meeting and (b) 10 days after public announcement of the date of meeting. Our Bylaws are available on the governance page of our investor relations website at http://ir.hdsupply.com/corporate-governance.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 77

OTHER INFORMATION FOR STOCKHOLDERS (continued)

2018 Annual Report to Stockholders

          A copy of our annual report on Form 10-K for the fiscal year ended February 3, 2019 is available free of charge at http://www.astproxyportal.com/ast/18392/.

Other Business

          The board is not aware of any business to be conducted at the Annual Meeting other than the proposals described in this proxy statement. Should any other matter requiring a vote of the stockholders arise, Dan S. McDevitt and James F. Brumsey (with full power of substitution) are your appointed representatives at the Annual Meeting and will vote in accordance with their best judgment and as permitted by applicable law.

Householding

          As permitted under the Exchange Act, to the extent our beneficial stockholders receive a hard copy of this proxy statement or Notice of Internet Availability by mail, only one copy is being delivered to beneficial stockholders residing at the same address, unless such beneficial stockholders have notified us of their desire to receive multiple copies of such documents. Please follow the directions on the voting instruction form that your bank or broker provides to request a separate copy to any beneficial stockholder residing at an address to which only one copy was mailed.

HDS Notice of Annual Meeting and 2019 Proxy Statement – Page 78

APPENDIX A

HD SUPPLY HOLDINGS, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
PURPOSE

         The purpose of the HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan, as amended and restated herein, is to provide Employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. The Plan is not intended to satisfy the requirements of Code Section 423.

ARTICLE II
DEFINITIONS

         Whenever used herein, the following terms shall have the respective meanings set forth below:

           (a)  "Acquisition Date" means the last day of each Offering Period at which time the Shares subject to a Share Purchase Right granted under the Plan may be purchased by or on behalf of the Participant.

           (b)  "Administrator" means the Committee. If the Committee delegates administrative authority hereunder to any other person or group of persons pursuant to Section 10.2, such person or group of persons shall be deemed to be the Administrator hereunder to such extent and subject to the restrictions set forth in Section 10.2, and provided further that delegation by such persons shall not be permitted hereunder. The Committee has designated each of the following Company officers to serve as Administrator until such time as such delegation is changed pursuant to Section 10.2: Chief Administrative Officer and Chief People Officer.

           (c)  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where "control" shall have the meaning given such term under Rule 405 of the Securities Act.

           (d)  "Board" means the Company's board of directors.

           (e)  "Change in Control" means the first to occur of any of the following events after the Effective Date, whether such event occurs as a single transaction or as a series of related transactions: (i) the acquisition, directly or indirectly, by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act) of beneficial ownership of more than 50% of the combined voting power of the Company's then outstanding voting securities, other than any such acquisition by the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries, or any Affiliates of the

  foregoing; (ii) the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were holders of voting securities of the Company immediately prior to such merger, consolidation, or other similar transaction do not immediately thereafter, beneficially own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; (iii) within any 24-month period, the persons who were directors of the Company at the beginning of such period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board, provided that any director elected or nominated for election to the Board by a majority of the Incumbent Directors still in office shall be deemed to be an Incumbent Director for purpose of this clause (iii); (iv) the approval by the Company's stockholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Subsidiary or a liquidation as a result of which persons who were holders of voting securities of the Company immediately prior to such liquidation, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event; or (v) the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company; in each case, provided that, as to Share Purchase Rights that are subject to and not exempt from Code Section 409A, such event also constitutes a "change in control" within the meaning of Code Section 409A. In addition, notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

           (f)   "Code" means the Internal Revenue Code of 1986, as amended.

           (g)  "Committee" means the Compensation Committee of the Board.

           (h)  "Common Stock" means the common stock, par value $0.01 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

           (i)   "Company" means HD Supply Holdings, Inc., a Delaware corporation, and any successor thereto.

           (j)   "Compensation" means an Employee's base salary or wages, commissions, military, parental leave and overtime pay. Compensation shall be determined prior to the Employee's pre-tax contributions pursuant to Code Sections 125 or 401(k). If determined by the Committee, other forms of compensation may be included in or excluded from the definition of Compensation.

           (k)  "Contribution" means the amount of an after-tax payroll deduction an Employee has made, as set out in such Employee's payroll deduction authorization form. If the Administrator so determines, a Contribution for Employees on a Company-approved leave of absence shall include a cash contribution equal to the amount of the after-tax payroll deduction an Employee would have made if such Employee had been receiving Compensation during the Company-approved leave of absence. Except as otherwise specified by the Administrator, payroll deductions made with respect to Employees paid in currencies other than U.S. dollars will be accumulated in local currency and converted to U.S. dollars as of the Acquisition Date.

           (l)   "Designated Subsidiary" means, unless determined by the Administrator, the Company's: (i) domestic Subsidiaries located in the United States or any United States territory, (ii) foreign Subsidiaries located in Canada, and (iii) any other Subsidiary that has been designated by the Administrator as eligible to participate in the Plan.

           (m) "Effective Date" means the date of the first Offering Period beginning after the date the Plan is approved by the stockholders of the Company.

           (n)  "Employee" means any person who performs services for, and who is classified as an employee on the payroll records of, the Company or a Designated Subsidiary.

           (o)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (p)  "Fair Market Value" of a Share as of any date of determination shall be: (i) if the Company Common Stock is listed on any established stock exchange or a national market system, the closing price for such date per share of Company Common Stock as reported on such stock exchange or system; (ii) if there are no transactions in the Company Common Stock that are available on any date of determination pursuant to clause (i), but transactions are available to the Company as of the immediately preceding trading date, then the Fair Market Value shall be determined as of the immediately preceding trading date; or (iii) if neither clause (i) nor clause (ii) apply on any date of determination, then the Fair Market Value shall be determined in good faith by the Committee with reference to (x) the most recent valuation of the Company Common Stock performed by an independent valuation consultant or appraiser of nationally recognized standing, if any, (y) sales prices of securities issued to investors in any recent arm's length transactions, and (z) any other factors determined to be relevant by the Committee.

           (q)  "Offer Date" means the first day of each Offering Period.

           (r)   "Offering Period" means a period of time specified by the Administrator, beginning on the Offer Date and ending on the Acquisition Date.

           (s)   "Participant" means an Employee who becomes a participant in the Plan pursuant to Article V.

           (t)   "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

           (u)  "Plan" means the HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan, as amended and restated herein as of the Effective Date.

           (v)  "Purchase Price" means the purchase price per Share subject to the Share Purchase Right determined pursuant to Section 6.3.

           (w)  "Securities Act" means the Securities Act of 1933, as amended.

           (x)  "Share" means a share of Common Stock.

           (y)  "Share Purchase Right" means a right that entitles the holder to purchase from the Company a stated number of Shares in accordance with, and subject to, the terms and conditions of the Plan.

           (z)  "Subsidiary" means any entity, including a partnership or other flow-through entity, that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest, regardless of whether such entity is a corporate subsidiary within the meaning of Code Section 424.

ARTICLE III
AVAILABLE SHARES AND ADJUSTMENTS

         Section 3.1    Available Shares. Subject to adjustments as provided in this Article III, the maximum number of Shares available for purchase under the Plan on or after the Effective Date is two million two hundred thousand (2,200,000) Shares. Shares issued under the Plan may be authorized but unissued, treasury, or reacquired Common Stock.

         Section 3.2    Adjustments.

           (a)    Changes in Capitalization.    In the event of any stock dividend, stock split, spinoff, rights offering, extraordinary dividend, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company constituting an "equity restructuring" within the meaning of Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"), the Administrator shall make or provide for equitable adjustments in (i) the number and type of Shares or other securities or property covered by outstanding Share Purchase Rights, (ii) the Purchase Price specified therein, (iii) the kind of Shares covered thereby (including shares of another issuer); and (iv) adjustment to the limitations in Section 3.1 on the maximum number and kind of Shares that may be issued under the Plan. The Administrator in its sole discretion and in good faith should determine the form of the adjustment required to prevent dilution or enlargement of the rights of Participants and shall, in furtherance thereof, take such other actions with respect to any outstanding Share Purchase Right as it determines to be equitable, which may include a cash payment to the Participant equivalent to the value of any dilution of the rights of such Participant. In the event of any merger, consolidation, or any other corporate transaction or event having a similar effect that is not an "equity restructuring" with the meaning of FASB ASC Topic 718, the Administrator in its sole discretion may, in addition to the actions permitted to be taken in respect of an equity restructuring, provide in substitution for any or all outstanding Share Purchase Rights under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection with such alternative consideration the surrender of all Share Purchase Rights so replaced. After any adjustment made by the

  Administrator pursuant to this Section 3.2, the number of shares subject to each outstanding Share Purchase Right shall be rounded down to the nearest whole number. Any adjustment pursuant to this Section 3.2 shall be effected in compliance with Code Section 409A to the extent applicable. All determinations and adjustments made by the Administrator in good faith pursuant to this Section 3.2 shall be final and binding on the affected Participants and the Company.

           (b)    Change in Control.    Notwithstanding any other provision of this Plan, in the event of a Change in Control, the Administrator, in its sole discretion, may take whatever action it deems necessary or appropriate in connection therewith, including, but not limited to (i) shortening any Offering Period then in progress and refunding any amounts accumulated in a Participant's account for such Offering Period, (ii) cancelling all outstanding Share Purchase Rights as of the Change in Control date and paying each holder thereof an amount equal to the difference between the per Share Fair Market Value as of the Change in Control date and the Purchase Price determined in accordance with Section 6.3, or (iii) for each outstanding Share Purchase Right, granting a substitute right to purchase shares (in a manner consistent with Code Section 409A to the extent applicable). Nothing in this Section 3.2(b) shall affect in any way the Board or Committee's right to terminate the Plan at any time pursuant to Section 10.7 or 10.8.

           (c)    Insufficient Shares.    If the Administrator determines that, on a given Acquisition Date, the number of Shares that may be purchased under the outstanding Share Purchase Rights for the applicable Offering Period may exceed (i) the number of Shares that were available for issuance under the Plan on the Offer Date of the applicable Offering Period or (ii) the number of Shares available for sale under the Plan on such Acquisition Date, including but not limited to by reason of a limitation on the maximum number of Shares that may be purchased set by the Committee pursuant to Section 6.2(a) or (b), the Administrator shall make a pro rata allocation of the Shares available for issuance on such Acquisition Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants purchasing Shares on such Acquisition Date, and unless additional Shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 10.7 hereof. If the Plan is so terminated, then the balance of the amount credited to the Participant's account which has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable without any interest thereon. The Company may make a pro rata allocation of the Shares available on the Offer Date of any applicable Offering Period pursuant to the first sentence of this section, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offer Date.

ARTICLE IV
ELIGIBILITY

         Section 4.1    Eligible Employees.    Any person who is an Employee of the Company or a Designated Subsidiary as of the Offer Date for a given Offering Period shall be eligible to participate in the Plan for such Offering Period, subject to the requirements of this Article IV. Notwithstanding the foregoing, the Committee may, on a prospective basis, (i) exclude from participation in the Plan, Employees (a) whose customary employment is for not more than 20 hours per week or five months per year, (b) who are citizens or residents of a non-U.S. jurisdiction, (c) who are classified as temporary Employees on the payroll records of the Company or a Designated Subsidiary, (d) who are on an unpaid leave of absence, (e) who are highly compensated employees within the meaning of Code Section 414(q), or (f) who are Employees subject to the disclosure requirements of Section 16(a) of the Exchange Act, and (ii) impose a generally applicable eligibility service requirement of up to two years of employment.

         Section 4.2    Five Percent Stockholders.    Notwithstanding the foregoing, no Employee may participate in the Plan if such Employee, immediately after an option is granted under the Plan, owns, or would own, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations as contemplated by Code Section 423. The rules of Code Section 424 shall apply in determining stock ownership and parent and subsidiary corporations. The stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

         Section 4.3    Participants Who Become Ineligible.    With respect to a Participant who becomes ineligible to participate in the Plan during an Offering Period other than due to employment termination, Contributions that have accumulated in the Participant's account shall be used to purchase Common Stock on the Acquisition Date unless such Participant elects to withdraw in accordance with Article IX. Unless otherwise determined by the Administrator, in the event an Employee who again satisfies the eligibility conditions and has not withdrawn, payroll deductions shall resume automatically in accordance with his or her most recent payroll deduction authorization form in effect prior to becoming ineligible.

ARTICLE V
PARTICIPATION

         Section 5.1    Enrollment Procedures.    An eligible Employee may become a Participant in the Plan by completing a payroll deduction authorization form and any other required enrollment documents provided by the Administrator or its designee and submitting them to the Administrator or its designee in accordance with the rules established by the Administrator. The enrollment documents, which may be in electronic form, shall set forth the portion of the Participant's Compensation, in accordance with Section 6.2(a), including any minimum Contribution amount and any minimum Contribution increments, to be paid as Contributions pursuant to the Plan. An Employee's payroll deduction authorization shall become effective on the Offer Date. Amounts deducted from a Participant's Compensation pursuant to this Article V shall be credited to the Participant's Plan account. No interest shall be payable on the amounts credited to the Participant's Plan account.

         Section 5.2    Changes to Enrollment.    A Participant's election to participate in the Plan with respect to an Offering Period shall enroll such Participant in the Plan for each successive Offering period at the same payroll deduction election as in effect at the termination of the prior Offering Period, unless (i) such Participant delivers to the Company a different election with respect to the successive Offering Period by such time and in such manner as is designated by the Administrator for enrollment in the Plan for such successive Offering

Period, (ii) such Participant withdraws from the Plan pursuant to Article IX or becomes ineligible for participation in the Plan or (iii) the Administrator determines that elections for all Participants shall cease at the end of an applicable Offering Period. Unless otherwise determined by the Administrator, a Participant may not increase or decrease the rate of payroll deductions during an Offering Period.

         Section 5.3    Equal Rights and Privileges.    Each Employee who is granted a Share Purchase Right under the Plan for any Offering Period shall have the same rights and privileges as all other Employees granted Share Purchase Rights under the Plan for such Offering Period.

ARTICLE VI
SHARE PURCHASE RIGHTS

         Section 6.1    Number of Shares.    Each eligible Employee who on the Offer Date is a Participant in such Offering Period shall be granted a Share Purchase Right to purchase Shares on the Acquisition Date for such Offering Period. Subject to the limitations set forth in Section 6.2, the number of Shares subject to such Share Purchase Right shall be the number of whole Shares determined by dividing the Purchase Price into the balance credited to the Participant's account as of the Acquisition less any tax withholding amount deducted pursuant to Section 10.3.

         Section 6.2    Limitation on Purchases.    Participant purchases are subject to adjustment as provided in Section 3.2(c) and to the following limitations:

           (a)    Offering Period Limitation.    The maximum aggregate Fair Market Value of Shares that a Participant shall have the right to purchase in any Offering Period pursuant to a Share Purchase Right shall be equal to the lesser of 15% of the Participant's Compensation earned during such Offering Period or $12,500, or such other percentage or fixed dollar amount as the Committee shall determine. The Committee may also set a maximum aggregate number of Shares that may be purchased pursuant to Share Purchase Rights with respect to any Offering Period or on any Acquisition Date.

           (b)    Refunds.    As of the first date on which a Participant's ability to purchase Shares is limited by this Section 6.2, the Participant's payroll deductions shall terminate, and any excess payroll deductions credited to his or her account shall be paid to the Participant in a lump sum as soon as reasonably practicable without any interest thereon.

         Section 6.3    Purchase Price.    The purchase price per Share with respect to an Offering Period shall be equal to eighty-five percent (85%) of the Fair Market Value of a Share on the date on which an Offering Period ends; provided, however, that the Committee may determine a different per share Purchase Price provided that: (i) such per share Purchase Price is communicated to Participants before the beginning of the Offering Period, and (ii) in no event shall such per share Purchase Price be less than 85% of the Fair Market Value of a Share on the date on which an Offering Period ends.

Article VII
PURCHASE OF SHARES UNDER SHARE PURCHASE RIGHTS

         Section 7.1    Purchase.    Unless a Participant withdraws from the Plan as provided in Article IX, each Participant shall automatically purchase and acquire as of the Acquisition Date the number of whole Shares subject to the Share Purchase Right that may be purchased at the Purchase Price for that Share Purchase Right with the Contributions in such Participant's account. Any surplus in the account that is insufficient to purchase a whole Share shall be carried forward into the next Offering Period unless the Participant has elected to withdraw from the Plan pursuant to Article IX or the Administrator determines that surplus amounts for Participants shall not be carried forward, in which case such surplus amount shall be distributed to the Participant in a lump sum as soon as reasonably practicable without any interest thereon.

         Section 7.2    Registration Compliance.

           (a)  No Shares may be purchased under a Share Purchase Right unless the Shares to be issued or transferred upon purchase are covered by an effective registration statement pursuant to the Securities Act or are eligible for an exemption from the registration requirements, and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan.

           (b)  If, on an Acquisition Date of any Offering Period, the Shares are not registered or exempt or the Plan is not in such compliance, no Shares under the Share Purchase Rights granted under the Plan shall be purchased on the Acquisition Date. The Acquisition Date shall be delayed until the Shares are subject to such an effective registration statement or exempt, and the Plan is in such compliance. The Acquisition Date shall in no event be more than five years from the Offer Date.

           (c)  If, on the Acquisition Date of any Offering Period, as delayed to the maximum extent permissible, the Shares are not registered or exempt and the Plan is not in such compliance, no Shares under the Share Purchase Rights shall be purchased, and all Contributions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants in a lump sum as soon as reasonably practicable without any interest thereon.

         Section 7.3    Delivery of Shares.    As soon as practicable after each Acquisition Date, the Company shall deliver the Shares acquired by each Participant during an Offering Period to the Participant or an account established in the Participant's name at a stock brokerage or other financial services firm designated by the Company. The Shares purchased by each Participant shall be issued in book entry form; no certificates shall be delivered with respect to the Shares acquired by a Participant.

         Section 7.4    Vesting.    A Participant's interest in the Common Stock purchased upon the purchase of Shares under a Share Purchase Right shall be immediately vested and nonforfeitable.

         Section 7.5    Nontransferability.    Each Share Purchase Right granted under this Plan shall be nontransferable. During the lifetime of the Participant to whom the Share Purchase Right is granted, the Shares under a Share Purchase Right may be purchased only by the Participant. No right or interest of a Participant in any Share Purchase Right shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Article VIII
RESTRICTIONS ON SALE

         Shares of Common Stock purchased under the Plan may be subject to any such holding restrictions that the Administrator shall determine to be appropriate with respect to any Offering Period.

Article IX
WITHDRAWAL FROM PARTICIPATION
AND TERMINATION OF EMPLOYMENT

         A Participant shall be deemed to have elected to withdraw from the Plan with respect to an Offering Period in accordance with this Article IX if he or she ceases to be an Employee of the Company or any of its Subsidiaries for any reason, including death, before the Acquisition Date for that Offering Period. A Participant may also revoke his or her payroll deduction authorization form for an Offering Period and withdraw from participation in the Plan for that Offering Period by giving written or electronic notice to the Administrator at such time before the Acquisition Date as may be established by the Administrator. In the event of a Participant's withdrawal or deemed withdrawal, all of the payroll deductions credited to his or her account shall be paid to the Participant, or to the Participant's estate in the event of the Participant's death, in a lump sum as soon as reasonably practicable after receipt of the notice of withdrawal or death, without any interest thereon, and no further payroll deductions shall be made from his or her Compensation for that Offering Period. Unless the Committee determines otherwise, a Participant's withdrawal (other than due to a termination of employment) during an Offering Period shall not have any effect upon the Participant's eligibility to participate in the Plan during a subsequent Offering Period.

Article X
GENERAL PROVISIONS

         Section 10.1    Administration.    The Plan shall be administered by the Committee. The Committee may prescribe, amend and rescind rules and regulations relating to the administration of the Plan and make all other determinations necessary or advisable for the administration and interpretation of the Plan. Any authority exercised by the Committee under the Plan shall be exercised by the Committee in its sole discretion. Determinations, interpretations, or other actions made or taken by the Committee under the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

         Section 10.2    Delegation by the Committee.    Any or all of the powers, duties, and responsibilities of the Administrator hereunder may be delegated by the Committee to, and thereafter exercised by, one or more officers or other persons designated by the Administrator so long as such delegation complies with the requirements of the Delaware General

Corporation Law ("DGCL"), including but not limited to DGCL Sections 152 and 157, and any determination, interpretation, or other action taken by such designee that complies with the requirements of the DGCL, including, but not limited to DGCL Sections 152 and 157, shall have the same effect hereunder as if made or taken by the Committee. Notwithstanding the foregoing, only the Committee shall have the power to determine the Purchase Price for any Offering Period and to determine any other matter required by the DGCL to be determined by the Board, in which case, any reference to "Administrator" shall mean only the Board or Committee.

         Section 10.3    Tax Withholding.    The Company shall have the power to withhold from Contributions credited to the Participant's account or from other compensation payable to the Participant, or to require the Participant to remit to the Company, an amount in cash sufficient to satisfy all U.S. federal, state, local, and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any payment under the Plan.

         Section 10.4    At-Will Employment.    Nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause.

         Section 10.5    Unfunded Plan; Plan Not Subject to ERISA or Code Section 423.    The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended or Code Section 423. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

         Section 10.6    Freedom of Action.    Nothing in the Plan shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Participant (or person claiming by or through a Participant) shall have any right relating to the diminishment in the value of any account or any associated return as a result of any such action. The foregoing shall not constitute a waiver by a Participant of the terms and provisions of the Plan.

         Section 10.7    Term of Plan.    The Plan shall be effective upon the Effective Date. The Plan shall terminate on the earlier of (i) the tenth anniversary of the Effective Date, (ii) the termination of the Plan pursuant to Section 10.8 or (iii) the date on which no more Shares are available for issuance under the Plan. Upon termination of the Plan, all funds accumulated in a Participant's account shall be paid to such Participant in a lump sum as soon as reasonably practicable without any interest thereon, and all Share Purchase Rights shall automatically terminate.

         Section 10.8    Amendment or Termination.    The Board or the Committee, in its sole discretion, may at any time amend, suspend, discontinue or terminate the Plan at any time, provided that neither the Board or the Committee may materially modify the plan in any way that would require stockholder approval under applicable law. Upon such termination, all funds accumulated in a Participant's account at such time shall be paid to such Participant in a lump sum as soon as reasonably practicable without any interest thereon, and all Share Purchase Rights shall automatically terminate.

         Section 10.9    Severability.    In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

         Section 10.10    Assignment.    Except as otherwise provided in this Section 10.10, this Plan shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors, and assigns. Neither this Plan nor any right or interest hereunder shall be assignable by the Participant, his beneficiaries, or legal representatives; provided that nothing in this Section 10.10 shall preclude the Participant from designating a beneficiary to receive any benefit payable hereunder upon his death, or the executors, administrators, or other legal representatives of the Participant or his estate from assigning any rights hereunder to the person or persons entitled thereunto. This Plan shall be assignable by the Company to a Subsidiary or Affiliate of the Company; to any corporation, partnership, or other entity that may be organized by the Company, its general partners, as a separate business unit in connection with the business activities of the Company; or to any corporation, partnership, or other entity resulting from the reorganization, merger, or consolidation of the Company with any other corporation, partnership, or other entity, or any corporation, partnership, or other entity to or with which all or any portion of the Company's business or assets may be sold, exchanged, or transferred.

         Section 10.11    Non-Transferability of Rights.    Unless otherwise agreed to in writing by the Administrator, no rights or interests hereunder or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 10.11 shall prevent transfers by will or by the applicable laws of descent and distribution.

         Section 10.12    Headings.    The Section headings appearing in this Plan are used for convenience of reference only and shall not be considered a part of this Plan or in any way modify, amend, or affect the meaning of any of its provisions.

         Section 10.13    Rules of Construction.    Whenever the context so requires, the use of the masculine gender shall be deemed to include the feminine and vice versa, and the use of the singular shall be deemed to include the plural and vice versa. The fact that this Plan was drafted by the Company shall not be taken into account in interpreting or construing any provision of this Plan.

         Section 10.14    Governing Law and Venue.    To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of

Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction. Any and all claims and disputes of any kind whatsoever arising out of or relating to this Plan shall only be brought in the Delaware Chancery Court. By participating in the Plan, the Participant and all persons or entities claiming through the Participant hereby waive any objection which they may now have or may hereafter have to the foregoing choice of venue and further irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court in any such claim or dispute. In the event that the Delaware Chancery Court determines that it cannot or will not exercise subject matter jurisdiction over such dispute, then the Superior Court of Cobb County, State of Georgia, shall have exclusive jurisdiction and venue over any such claim or dispute.

         Section 10.15    Conformity to Securities Laws.    The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         Section 10.16    Tax Reporting Information.    At the Company's request, Participants will be required to provide the Company and any Affiliates with any information reasonably required for tax reporting purposes.

         Section 10.17    Participant Acknowledgment.    By electing to participate in an Offering Period, Participants acknowledge and agree that (i) Participants may be required to hold Shares during any holding periods to which such Shares are subject; (ii) the Shares acquired under the Plan may lose some or all of their value in the future; and (iii) Participants are able to afford to bear the economic risk of holding the Shares for any holding period and of any loss in value of the Shares.

         Section 10.18    Limitation Period For Claims.    Any Participant or Person who believes such Participant or Person is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) calendar days of the later of the date of purchase of the Shares or the specific event giving rise to the claim. The Committee will notify such Participant or Person of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred twenty (120) calendar days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee's decision is final and conclusive and binding on all Participants and Persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed, in accordance with the venue provisions of Section 10.14, within one year of such denial or deemed denial or be forever barred.

         Section 10.19    Code Section 409A.    This Plan is intended to be administered in a manner that results in all payments being exempt from or paid in a manner consistent with the requirements of Code Section 409A. In no event shall the Company have any liability to any person in the event Code Section 409A applies to any payment in a manner that results in adverse tax consequences for a Participant.

*** *** *** *** ***

- 0 HD SUPPLY HOLDINGS, INC. Proxy for Annual Meeting of Stockholders to be held on May 21, 2019 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Dan S. McDevitt and James F. Brumsey, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of HD Supply Holdings, Inc., to be held at HD Supply Leadership Development Center, 3400 Cumberland Boulevard, Atlanta, Georgia 30339, on Tuesday, May 21, 2019, at 11:00 a.m. (Eastern Daylight Time), and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF HD SUPPLY HOLDINGS, INC. May 21, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 21, 2019: The proxy statement and fiscal 2018 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20630300000000000000 0 052119 2. To ratifyour board of directors’ appointment of public accounting firm for the fiscal year ending on February 2, Restated Employee Stock Purchase Plan. (See instructions below) changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect the six directors nominated by our board of directors; NOMINEES: FOR ALL NOMINEESO Joseph J. DeAngelo O Patrick R. McNamee WITHHOLD AUTHORITYO Scott D. Ostfeld FOR ALL NOMINEESO Charles W. Peffer O James A. Rubright FOR ALL EXCEPTO Lauren Taylor Wolfe INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN PricewaterhouseCoopers LLP as our independent registered 2020; and 3. To approve the HD Supply Holdings, Inc. Amended and In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and at any adjournments or posponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

ANNUAL MEETING OF STOCKHOLDERS OF HD SUPPLY HOLDINGS, May 21, 2019 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 5:00 PM EDT the day before the meeting. MAIL - Sign, date and mail your completed proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20630300000000000000 0 052119 2. To ratifyour board of directors’appointment of public accounting firm for the fiscal year ending on February 2, Restated Employee Stock Purchase Plan. (See instructions below) changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 2. To elect the six directors nominated by our board of directors; NOMINEES: FOR ALL NOMINEESO Joseph J. DeAngelo O Patrick R. McNamee WITHHOLD AUTHORITYO Scott D. Ostfeld FOR ALL NOMINEESO Charles W. Peffer O James A. Rubright FOR ALL EXCEPTO Lauren Taylor Wolfe INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN PricewaterhouseCoopers LLP as our independent registered 2020; and 3. To approve the HD Supply Holdings, Inc. Amended and In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and at any adjournments or posponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 21, 2019: The proxy statement and fiscal 2018 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on: Tuesday, May 21, 2019 - 11:00 a.m. (Eastern Daylight Time) 3400 Cumberland Boulevard Atlanta, Georgia 30339 The HD Supply Holdings, Inc. 2019 Annual Meeting of Stockholders will be held on May 21, 2019 at HD Supply’s headquarters located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339, at 11:00 a.m. Eastern Daylight Time (the “Annual Meeting”). The proxy materials for the Annual Meeting are available on the Internet, by mail or by email. Follow the instructions below to view the proxy materials and vote online or request a paper or email copy. The items to be voted on and location of the meeting are provided below. Directions on attending the Annual Meeting to vote in person are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet, by mail or by email. We encourage you to access and review all of the proxy materials before voting. If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you to receive a paper or email copy. make the request as instructed below on or before May 10, 2019. To facilitate timely delivery, please Proposals to be voted on at the meeting are listed below along with the recommendations of our board of directors: Our board of directors recommends that you vote “FOR” the following proposals: 1. To elect the six directors nominated by our board of directors: Joseph J. DeAngelo; Patrick R. McNamee; Scott D. Ostfeld; Charles W. Peffer; James A. Rubright; and Lauren Taylor Wolfe; To ratify our board of director’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 2, 2020; and To approve the HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan. 2. 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you as your admittance ticket. TO VIEW PROXY MATERIALS ONLINE: When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Please visit http://www.astproxyportal.com/ast/18392/ where the following materials are available for viewing: •Notice of Annual Meeting of Stockholders •Proxy Statement •Form of Proxy Card •2018 Annual Report on Form 10-K •Directions for attending the Annual Meeting to vote in person TO REQUEST PAPER OR ELECTRONIC MATERIALS: Telephone: 888-proxy-NA (888-776-9962) or 718-921-8562 (for international callers) EMail: info@astfinancial.com Website:https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: Online: To view the proxy materials and to access your online proxy card, please visit www.voteproxy.com or scan the QR code with your smartphone and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com until 5:00 p.m. Eastern Daylight Time the day before the meeting date. Mail: You may request a proxy card by following the instructions above under "TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS." In Person: You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER

Directions to the 2019 Annual Meeting of Stockholders HD Supply Leadership Development Center, 3400 Cumberland Blvd., Atlanta, GA 30339 Visit Google Maps for more detailed directions. Traveling North on I-75, take Exit 258 to Cumberland Boulevard Turn left on Cumberland Boulevard Destination will be on the left Traveling South on I-75, take Exit 258 to Cumberland Boulevard Turn right on Cumberland Boulevard Destination will be on the left Traveling West on I-285, take Exit 20 for I-75 South Exit toward Atlanta Follow signs for Cumberland Boulevard Turn right on Cumberland Boulevard Destination will be on the left Traveling East on I-285, take Exit 20 for I-75 South toward Atlanta Follow signs for Cumberland Boulevard Turn right on Cumberland Boulevard Destination will be on the left Parking: Complimentary visitor parking is available. Follow the visitor parking signs when you turn into the building driveway from Cumberland Boulevard.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2019 HD SUPPLY HOLDINGS, INC. Date: May 21, 2019 Time: 11:00 AM EDT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000410720_1 R1.0.1.18 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: March 25, 2019 Location: HD Supply Leadership Development Center 3400 Cumberland Boulevard Atlanta, Georgia 30339 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000410720_2 R1.0.1.18 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  available and follow the instructions. Internal Use 1. Notice & Proxy Statement2. Form 10-K3. Directions to Annual Meeting How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2019 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees Joseph J. DeAngelo Lauren Taylor Wolfe 01 06 02 Patrick R. McNamee 03 Scott D. Ostfeld 04 Charles W. Peffer 05 James A. Rubright The Board of Directors recommends you vote FOR the following proposal(s): 2To ratify our board of directors` appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending on February 2,2020; and 3To approve the HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000410720_3 R1.0.1.18 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Enve1lo2pe # # 0000410720_4 R1.0.1.18 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999Jo-0b1#0 Sequ1e5nce # of # S#eqOueFnce ## THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions Reserved for Broadridge Internal Control Information

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Voting Instructions

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 I II Ill HD SUPPLY HOLDINGS, INC. THIS IS A VOTING INSTRUCTION. FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annuol Meeting to be held on 05121119 at 11:00 A.M. EDT BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Make your vote count. Vote must be received by 05/20/2019 to be counted. BROADRIDGE •• FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD1 NY 11717 .....h472 0797 1133 0441! -m D SJ.l. 181 Call Return this form Vote In person Visit in the enclosed portage-paid envelope. the day of the meeting. www.ProxyVote.com 1-800-454-8683 VOTING INSTRUCTIONS Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com.enter the control number above and vote! As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions. we will not vote your shares. If you sign and return this form, we will vole any unmarked items based on the board's recommendations. X THIS VOTING INSTRUCTION FORM IS VAUD ONLY WHEN SIGNED AND DATED.PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. vote your shares In person. Except" and write the number(s) of the nominee(s) on the line below. For Withhold For All ... 1. El ect1 on of 01 rectors Nominees firm for the fiscal year ending on February 2, 2020. &l "' 00 0 I IT1 HD SUPPLY HOLDINGS, INC.Please check this box If you plan to attend the Meeting and 0 To withhold authority to vote for any individual nominee(s), mark "For All The Board reco11mends you vote FOR the followingAllAllExcept director nominee(s) :1 through 6 0 0 0 01 Joseph J . DeAnge1 o 02 Patr1ck R. HcNamee 03 Scott D. Ostfeld 04 Charles W. Peffer 05 James A. Rubright 06 Lauren Taylor Wolfe The Board recommends you vote FOR the following proposal (s) :2 and 3 For Against Abstain 2. To ratify our board of directors' appointment of Pr1cewaterhouseCoopers LLP as our independent registered public accounting0 0 0 3. To approve the HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan. 0 00 •NoTE• Such other business as may properly come before the meeting or any adjournment thereof. l•••ll.l..l...llllm•nll•• ll.l 1472 0797 1133 044105/21/19 123,4§6,789,012.00000 Signature [PLEASE SIGN WITHIN BOX]Dote40416Hl05•••••ACCOUNTPl4490-0lS GS2 The following proxy materials for the meeting are available at www.ProxyVote.com: The Notice & Proxy Statement, Form 10-K, Directions to Annual Meeting